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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THE HOWARD HUGHES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 3, 2015

Dear Stockholder:

        You are invited to attend the 2015 annual meeting of stockholders of The Howard Hughes Corporation. The meeting will be held at 9:00 a.m., local time, on Thursday, May 21, 2015, at The Woodlands Resort & Conference Center, 2301 North Millbend Drive, The Woodlands, Texas 77380. We encourage you to stay at The Woodlands Resort & Conference Center where you will be eligible for a discount off the normal room rate for the night of May 20, 2015 upon providing an admission ticket or proof of stock ownership as described herein.

        Information about the meeting is presented in the following notice of annual meeting of stockholders and proxy statement. The notice is followed by a summary of our proxy statement and general information regarding our annual meeting. We hope that you will be able to attend the annual meeting and we look forward to greeting those stockholders able to attend.

        It is important that your shares be voted at the meeting in accordance with your preference. Whether or not you plan to attend the meeting, please sign, date and return your proxy card or vote using the available internet or telephone voting procedures.

        We look forward to seeing you at the meeting.

Sincerely,
William A. Ackman Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 21, 2015

        The 2015 annual meeting of stockholders of The Howard Hughes Corporation (the "Company") will be held at 9:00 a.m., local time, on Thursday, May 21, 2015, at The Woodlands Resort & Conference Center, 2301 North Millbend Drive, The Woodlands, Texas 77380. The meeting will be held for the following purposes:

  1.
  to elect ten directors to hold office until the 2016 annual meeting of stockholders;

  2.
  to conduct an advisory vote on executive compensation;

  3.
  to approve an amendment to extend the term of the Company's Section 382 Rights Agreement for three years;

  4.
  to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2015; and

  5.
  to transact such other business as may properly come before the annual meeting.

        Only stockholders of record as of the close of business on March 24, 2015 are entitled to notice of, and to vote at, the annual meeting.

        Your vote is very important. Whether or not you plan to attend the annual meeting, please vote by signing, dating and promptly returning your proxy card or by using the available internet or telephone voting procedures. If you hold shares in an account with a broker, bank or other nominee, please follow the instructions you receive from them to vote your shares.

By Order of the Board of Directors,

Peter F. Riley Senior Vice President, Secretary and General Counsel
April 3, 2015 Dallas, Texas

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2015.

The Company's Notice of Annual Meeting, Proxy Statement and 2014 Annual Report to Stockholders
are available on the internet at www.proxyvote.com.

i

PROXY SUMMARY

        This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. References to the Company, "we," "us" or "our" refer to The Howard Hughes Corporation

Annual Meeting of Stockholders

• Time and Date	9:00 a.m., Thursday, May 21, 2015
• Place	The Woodlands Resort & Conference Center 2301 North Millbend Drive The Woodlands, Texas 77380
• Record Date	March 24, 2015
• Voting	Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals.
• Entry

If you decide to attend the meeting in person, upon your arrival you will need to present valid photo identification an either your admission ticket or proof that you own Company stock. See page 9 for further instructions.

Proposals

Agenda Item		Board Vote Recommendation	Page Reference (for more detail)
1.	Election of ten directors to hold office until the 2016 annual meeting of stockholders	FOR	26
2.	Advisory vote on executive compensation	FOR	30
3.	Approval of an amendment extending the term of our Section 382 Rights Agreement for three years	FOR	31
4.	Ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2015	FOR	35

2014 Company Performance Highlights

  •
  Increased operating income and equity in earnings from real estate affiliates by $64.5 million, or 51.4%, to $190.1 million in 2014, compared to $125.6 million in 2013.

  •
  Generated $325.1 million in land sales revenue for 2014, a 29.4% increase compared to 2013.

  •
  Net operating income from income-producing operating assets increased $9.7 million, or 15.1%, to $74.1 million in 2014, compared to $64.4 million in 2013.(1)

(1)
Net operating income ("NOI") is a non-GAAP financial measure. It includes the NOI from our combined retail, office, resort and conference center and multifamily properties, our share of NOI from our non-consolidated equity-method ventures and the annual distribution that we receive in the first quarter from our Summerlin Hospital cost-basis investment. These amounts exclude NOI from properties that are substantially closed for redevelopment and/or were sold during the period. We provide a reconciliation of this non-GAAP financial measure to net income in Appendix A to this Proxy Statement.

2014 Compensation Highlights

  •
  As a result of the Company's exceptional financial performance during fiscal 2014 and the progress the Company made with respect to achieving its mission and long-term strategic goals, David Weinreb, Grant Herlitz, Andrew Richardson and Peter Riley received annual incentive payouts in the amounts set forth below:

  •
  David Weinreb—2.5 times the contractual amount for maximum performance;

  •
  Grant Herlitz—2.67 times the contractual amount for maximum performance;

  •
  Andrew Richardson—2.14 times the contractual amount for maximum performance; and

  •
  Peter Riley—1.25 times the contractual amount for maximum performance.

  •
  At the Company's 2014 annual meeting of stockholders, 97.7% of shares voting voted in support of the Company's executive compensation as described in the 2014 proxy statement.

  •
  Effective February 25, 2015, the Company adopted stock ownership guidelines for the following officers:

  •
  David Weinreb—10 times base salary;

  •
  Grant Herlitz—5 times base salary;

  •
  Andrew Richardson—3 times base salary; and

  •
  Peter Riley—2 times base salary.

        In determining whether an officer has met the minimum stock ownership guidelines, common shares of the Company, common restricted shares of the Company and common shares of the Company underlying options or warrants will be, in each case, valued based upon (a) the per share closing price of the common shares of the Company on the applicable determination date for each common share or common restricted share and (b) the difference between the per share closing price on the applicable determination date and the exercise price for each option or warrant.

  •
  The Company adopted an unfunded, nonqualified deferred compensation plan designed to allow a select group of management or highly compensated employees of the Company to save for retirement on a tax-deferred basis. The plan became effective on January 1, 2015.

Compensation Best Practices

        The compensation committee regularly reviews executive compensation best practices when evaluating the Company's compensation policies. The foundation of the Company's compensation policies is to reward employees, including the named executive officers, for achievements that support the mission and strategic objectives of the Company over the long term. The Company's compensation policies include:

  •
  a compensation recovery policy designed to prevent misconduct by any executive officers;

  •
  a "double trigger" change-in-control severance payment provision in the employment agreements of the Chief Executive Officer; President; Chief Financial Officer; and Senior Vice President, Secretary and General Counsel;

  •
  a "double trigger" change-in-control acceleration provision in the equity award agreements for the President; Chief Financial Officer; and Senior Vice President, Secretary and General Counsel (the Company had not granted any equity awards to the Chief Executive Officer as of December 31, 2014);

  •
  providing that 50% of the restricted stock granted to the Company's named executive officers (and other executives) include-five year cliff-vesting only if the Company achieves a minimum total shareholder return over a designated period, thereby aligning management's interest with the long-term performance of the Company in order for this portion of the restricted stock to vest; and

  •
  no tax gross-ups in executive employment agreements.

Prohibition on Hedging, Pledging and other Types of Transactions Involving the Company's Securities

        On December 11, 2013, the Company revised its Insider Trading Policy to prohibit short sales; publicly traded options; hedging; pledging and margin accounts; and limit orders involving Company securities.(2)

2014 NEO Compensation Summary

        A summary of the compensation paid to/received by each of our named executive officers during 2014 is set forth below.

Name and Principal Position	Salary ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation/Bonus ($)	All Other Compensation ($)	Total Compensation ($)
David R. Weinreb Chief Executive Officer	1,000,000	—	5,000,000	33,947	6,033,947
Grant Herlitz President	750,000	1,787,631	3,000,000	—	5,537,631
Andrew Richardson Chief Financial Officer	500,000	893,715	1,500,000	—	2,893,715
Peter Riley Senior Vice President, Secretary and General Counsel	500,000	312,786	500,000	—	1,312,786
Christopher Curry Senior Executive Vice President of Development	500,000	421,030	250,000	—	1,171,030

(2)
William A. Ackman, the Chairman of the Board of Directors, is exempt from the prohibition of hedging transactions solely in connection with any hedging or swap transaction entered into by Pershing Square Capital Management, L.P. or any of its affiliates or subsidiaries.

Primary Components of 2014 Compensation for Executive Officers

        Below is a summary of the primary components of executive compensation.

Type	Form	Terms	Page Reference (for more detail)
Equity	Restricted Stock	Generally received annually and with five-year cliff vesting, subject to total shareholder return and continued service	46
Cash	Base Salary	Generally set forth in employment agreement and eligible for increase at periodic intervals	44
	Annual Cash Incentive	Earned based on attainment of pre-established financial performance targets and achievement against strategic goals set forth by the compensation committee	44
	Bonus	Earned based on overall performance against pre-established performance goals (applies to Mr. Curry only)	46
Other Employee Benefits	401(k), health coverage	Receive the same employee benefits as all employees	48

2014 Pay Mix

        Named executive officer compensation is weighted more heavily towards variable compensation through the use of annual and long-term incentives. Payouts of annual incentive compensation are subject to the Company achieving a minimum threshold of consolidated gross revenues and the individual named executive officer's achievement of personal performance goals set by the compensation committee. Long-term incentives are divided into two, equal components. One component is based on total shareholder return and the other is based upon continued service with the Company. Mr. Curry does not have an employment agreement and is not eligible for annual incentive compensation. As the following charts show, on average, over 75% of named executive officer compensation is variable compensation.

THE HOWARD HUGHES CORPORATION
One Galleria Tower
13355 Noel Road, 22nd Floor
Dallas, Texas 75240

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 21, 2015

QUESTIONS AND ANSWERS REGARDING THIS PROXY STATEMENT
AND THE ANNUAL MEETING

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

        Pursuant to rules adopted by the Securities and Exchange Commission (the "SEC"), The Howard Hughes Corporation (the "Company") has elected to provide access to its proxy materials over the internet or, upon your request, through the mail. These materials are being provided in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the Company's 2015 annual meeting of stockholders or any postponement or adjournment thereof (the "Annual Meeting"). Accordingly, the Company sent a Notice of Internet Availability of Proxy Materials (the "Notice") on or about April 3, 2015 to stockholders entitled to notice of and to vote at the meeting.

        All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the internet.

        You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. The Annual Meeting will be held at 9:00 a.m., local time, on Thursday, May 21, 2015, at The Woodlands Resort & Conference Center, 2301 North Millbend Drive, The Woodlands, Texas 77380.

How can I get electronic access to the proxy materials?

        The Notice will provide you with instructions regarding how to:

  •
  view the Company's proxy materials for the Annual Meeting on the internet; and

  •
  instruct the Company to send future proxy materials to you electronically by email.

        The Company's proxy materials are also available on the Company's website at www.howardhughes.com.

        If you previously elected to access your proxy materials over the internet, you will not receive a Notice or printed proxy materials in the mail. Instead you have received an email with a link to the proxy materials and voting instructions.

        Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you thereby lowering the costs associated with the Annual Meeting. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What is included in the proxy materials?

        The proxy materials include:

  •
  the Company's Notice of the Annual Meeting;

  •
  this proxy statement for the Annual Meeting; and

  •
  the Company's Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the SEC on March 2, 2015.

        If you requested printed versions of these materials by mail, the proxy materials will also include a proxy card (for stockholders of record) or a voting instruction form (for beneficial owners) for the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

        Holders of Company common stock at the close of business on March 24, 2015, are entitled to receive notice of and to vote their shares at the Annual Meeting. On March 24, 2015, there were 39,711,689 shares of Company common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

        If your shares are registered in your name with the Company's transfer agent, Computershare Trust Company, N.A., you are considered a "stockholder of record." If your shares are held in an account with a broker, bank or other nominee, you are considered the "beneficial owner." As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares.

What will the stockholders vote on at the annual meeting?

        The stockholders will be asked to vote on the following proposals:

  •
  the election of the ten nominees named in this proxy statement as directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified (Proposal No. 1);

  •
  a non-binding advisory vote approving the executive compensation as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion below under the caption "Executive Compensation" (Proposal No. 2)

  •
  the approval of an amendment to extend the term of the Company's Section 382 Rights Agreement for three years, which amendment was adopted by the Board of Directors on February 25, 2015 to protect against a possible limitation on the Company's ability to use certain tax assets to offset future income (Proposal No. 3)

  •
  the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2015 (Proposal No. 4); and

  •
  any other business as may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

What are the Board's voting recommendations?

        The Board recommends that you vote as follows:

  •
  FOR each of the nominees to the Board (Proposal No. 1);

  •
  FOR the advisory vote on executive compensation (Proposal No. 2);

  •
  FOR the proposal to approve an amendment to extend the term of the Company's Section 382 Rights Agreement for an additional three years to protect against a possible limitation on the Company's ability to use certain tax assets to offset future income (Proposal No. 3); and

  •
  FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2015 (Proposal No. 4).

        As of the date this proxy statement was mailed, we did not know of any other matters to be raised at the Annual Meeting.

        If you return your signed and completed proxy card or vote by internet or telephone and other matters are properly presented at the Annual Meeting for consideration, the proxy holders appointed by the Board will have the discretion to vote for you.

How do I vote?

        You may vote using any of the following methods:

  •
  By internet or telephone

    If you are a stockholder of record, you will need the control number included on your Notice, proxy card or in the email that you receive to access the proxy statement and annual report. Follow the instructions to vote your shares electronically on the internet or by calling the toll-free number provided to you.

    If you are a beneficial owner of shares, you may vote your shares electronically on the internet by following the instructions sent to you by your broker, bank or other holder of record or by calling the toll-free number provided to you.

  •
  By mail

    If you are a stockholder of record, you may request from us, by following the instructions on your Notice or in the email that you received, printed copies of the proxy statement and annual report, which will include a proxy card.

    If you are a beneficial owner of shares, follow the instructions from your broker, bank or other holder of record to request copies of the proxy statement and annual report, which will include a voting instruction form.

    Be sure to complete, sign and date the proxy card or voting instruction form and return it in the manner instructed.

  •
  In person at the Annual Meeting

    All stockholders of record may vote in person at the Annual Meeting. You can request a ballot at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot to be able to vote at the Annual Meeting.

    Internet and telephone voting for stockholders of record will be available 24 hours a day, and will close at 11:59 p.m. Eastern Time on May 20, 2015. The availability of internet and telephone voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. You should follow the voting instructions in the materials provided to you by your broker, bank or other holder of record. If you vote on the internet or by telephone, you do not have to return a proxy card or voting instruction form. If you are located outside the U.S. and Canada, please use the internet or mail voting methods. Your vote is important. Your timely response can save us the expense of attempting to contact you again.

What can I do if I change my mind after I submit my proxy?

        If you are a stockholder of record, you can revoke your proxy prior to the completion of voting at the Annual Meeting by:

  •
  delivering written notice revoking your proxy to the Corporate Secretary at the Company's address set forth above;

  •
  timely delivering a new later-dated proxy using one of the methods described above; or

  •
  voting in person at the Annual Meeting.

        If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy from your broker, bank or other nominee.

What shares are included in my proxy?

        If you are a stockholder of record, you will receive one proxy card for all of your shares that are registered in your name with the Company's transfer agent. If you are a beneficial owner of shares, the voting instructions you receive from your broker, bank or other nominee will indicate the number of shares of Company common stock held by them on your behalf. If you received more than one proxy card or voting instructions, then your shares are likely registered in more than one name with the Company's transfer agent and/or held in more than one account with your broker, bank or other nominee. Please complete, sign, date and return each proxy card and/or voting instructions to ensure that all of your shares are voted.

What happens if I do not give specific voting instructions?

        All properly executed proxies, unless revoked as described above, will be voted at the Annual Meeting in accordance with your instructions. If a properly executed proxy gives no specific instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

        If you are a beneficial owner of shares and do not provide your broker, bank or other nominee with specific voting instructions, then under the rules of the New York Stock Exchange, they may only vote on matters for which they have discretionary power to vote. If your broker, bank or other nominee does not receive instructions from you on how to vote your shares and they do not have discretion to vote on the matter, then the broker, bank or other nominee will inform the inspector of election that it does not have the authority to vote on the matter with respect to your shares.

        Your broker, bank or other nominee will not be permitted to vote on your behalf on the election of directors, the advisory vote on executive compensation, the vote to approve the amendment to extend the term of the Company's Section 382 Rights Plan for three years and other matters to be considered at the Annual Meeting, unless you provide specific instructions by completing and returning a properly executed proxy or following the instructions provided to you to vote your shares. For your vote to be counted, you need to communicate your voting decisions to your broker, bank or other nominee before the date of the Annual Meeting.

What constitutes a quorum?

        A majority of the outstanding shares of common stock must be present, in person or by proxy, to constitute a quorum at the Annual Meeting.

        Abstentions and "broker non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A "broker non-vote" occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner.

Who can attend the Annual Meeting?

        The Annual Meeting is open to all holders of the Company's common stock. Each stockholder is permitted to bring one guest. No cameras, recording equipment, large bags, briefcase or packages will be permitted in the Annual Meeting, and security measures will be in effect to provide for the safety of attendees.

Do I need a ticket to attend the Annual Meeting?

        Yes, you will need an admission ticket or proof of ownership of the Company's common stock to enter the meeting. If your shares are registered in your name and you have elected to receive paper copies of the proxy materials, you will find an admission ticket attached to the proxy card sent to you. If your shares are held in the name of your broker, bank or other nominee or you received your materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement. All stockholders will be required to present valid picture identification.

        IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND EITHER AN ADMISSION TICKET OR PROOF THAT YOU OWN COMPANY COMMON STOCK, YOU MAY NOT BE ADMITTED INTO THE ANNUAL MEETING.

What are the voting requirements for each of the matters to be voted on at the Annual Meeting?

Proposal	Vote Necessary to Approve Proposals	Broker Discretionary Voting Allowed?	Treatment of Abstentions and Broker Non-Votes
No. 1—Election of Directors	Each director nominee must receive the affirmative vote of a majority of the votes cast with respect to the nominee, excluding abstentions	No	Abstentions and broker non-votes are not considered votes cast
No. 2—Advisory Vote on Executive Compensation	Affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on the matter	No	Abstentions will be considered votes cast against the matter and broker non-votes are not considered votes cast
No. 3—Approval of amendment extending the Company's Section 382 Rights Plan for Three Years	Affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on the matter	No	Abstentions will be considered votes cast against the matter and broker non-votes are not considered votes cast
No. 4—Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2015	Affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting	Yes	Abstentions will be considered votes cast against the matter

MATTERS RELATED TO CORPORATE GOVERNANCE, BOARD STRUCTURE, DIRECTOR
COMPENSATION AND STOCK OWNERSHIP

Corporate Governance and Risk Management

        The Board has adopted the following policies to serve as the governing framework of the Company:

  •
  corporate governance guidelines to assist the Board in the exercise of its responsibilities to the Company and its stockholders;

  •
  a code of business conduct and ethics applicable to the Company's directors;

  •
  a code of business conduct and ethics applicable to the Company's officers and other employees; and

  •
  written charters for its audit committee, compensation committee, nominating and corporate governance committee and risk committee.

        The Company's corporate governance guidelines, codes of business conduct and ethics and committee charters are available on the Company's website at www.howardhughes.com under the Investors tab. You may also obtain a copy of these policies upon written request to the Company's Corporate Secretary at its principal executive office.

        The Board periodically reviews its corporate governance policies and practices. Based on these reviews, the Board may adopt changes to policies and practices that are in the best interests of the Company and as appropriate to comply with any new SEC or New York Stock Exchange ("NYSE") corporate governance requirements.

        The Board may, at its discretion, elect a Chairman of the Board from among the directors. If at any time the Chairman of the Board is a current or former executive officer of the Company, or for any reason is not an independent director, a presiding director will be selected by the independent directors from among the directors who are not current or former executive officers of the Company and are otherwise independent. The Board adopted this structure to promote decision-making and governance that are independent of the Company's management and to better perform the Board's monitoring and evaluation functions. Presently, the positions of Chairman of the Board and Chief Executive Officer are held by different individuals. The Chairman of the Board, William Ackman, is not a member of Company management.

        The Board has established a policy that its non-management directors meet in executive session, without members of management present at least four times per year; provided, however, that any non-management director may request additional executive sessions of the non-management directors at any time, if and when necessary, to discuss any matter of concern. The Chairman of the Board or presiding director presides over each executive session. The Board policy provides that if the Board includes non-management directors that are not independent, at least one executive session each year will include only independent directors.

        The Company believes the foregoing policies and practices, when combined with the Company's other governance policies and procedures, provide an appropriate framework for oversight, discussion and evaluation of decisions and direction from the Board.

        The Board views risk management as one of its primary responsibilities. A fundamental part of risk management is not only understanding the risks that the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. In 2012, the Board established the risk committee. The risk committee assists the Board with the formulation of risk strategies and oversees the development and implementation of the Company's enterprise risk management program (the "ERM Program"), which is an enterprise-wide program designed to enable effective and efficient identification of critical enterprise risks and to facilitate the incorporation of risk considerations into decision making. While the Board maintains oversight responsibility for risk management, the Board's other standing committees support the Board and risk committee by regularly addressing various risks in their respective areas of oversight. Specifically, the audit committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with public reporting requirements. The compensation committee considers and evaluates whether the Company's compensation structure establishes appropriate incentives for executives and other employees of the Company, including whether the Company's compensation policies and practices for its executives and employees give rise to risks that are reasonably likely to have a material adverse effect on the Company. The nominating and corporate governance committee assists the Board in fulfilling its risk management oversight responsibilities associated with risks related to corporate governance, succession planning and emergency procedures. Each of the committee chairs reports to the full Board at regular meetings concerning the activities of the committee, the significant issues it has discussed and the actions taken by the committee.

Director Independence

        NYSE corporate governance guidelines require that at least a majority of the members of the Board meet the NYSE criteria for independence. The Board has determined that each of its non-management directors, which include Mr. Ackman, Mr. Flatto, Mr. Furber, Mr. Krow, Mr. Model, Mr. Sellers, Mr. Shepsman, Mr. Tansky and Ms. Tighe, is independent under the NYSE independence standards. Mr. Weinreb is not independent because he is the chief executive officer of the Company.

Director Nominations

        Qualifications.    The nominating and corporate governance committee considers a number of factors in its evaluation of director candidates. These factors include their specific experience, qualifications, attributes and skills in light of the Company's business. The nominating and corporate governance committee is also responsible for recommending the nomination of those incumbent directors it deems appropriate for re-election to the Board and, if applicable, reappointment to any committees of the Board on which such director serves.

        While the nominating and corporate governance committee has not established specific criteria relating to a candidate's age, education, experience level or skills, qualified candidates are expected to have strong business expertise and, in particular, experiences and expertise with regard to real estate development and management, retail, financial reporting, risk management and/or business strategy. Under our Diversity Policy, the nominating and corporate governance committee also considers the independence of the nominee, availability for service to the Company (including any potential conflicts of interest), age of the incumbent directors on the Board, diversity and the Board's anticipated needs with regard to director expertise. With regard to diversity, the nominating and corporate governance committee is committed to considering candidates for the Board regardless of gender, ethnicity and national origin. The Diversity Policy was adopted by the nominating and corporate governance committee on October 12, 2011, and its effectiveness will be evaluated from time to time.

        Stockholder Recommendations.    The nominating and corporate governance committee will consider recommendations of potential candidates from stockholders based on the same criteria as a candidate identified by the nominating and corporate governance committee.

        To recommend a candidate, a stockholder must provide notice to the Company. The notice must include the following:

  •
  as to each person being recommended, all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in contested elections;

  •
  such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and

  •
  a description of all direct and indirect compensation between the company and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships between or among such stockholder and, if applicable, the beneficial owner of the shares held by such stockholder.

For information regarding when notice must be received to be considered timely, see "Stockholder Proposals for 2016 Annual Meeting of Stockholders."

Communications with the Board

        Any stockholder and other interested party may communicate with the Board, any Board committee, the non-management directors or any individual director. All written communications must identify the recipient and the author and be sent by certified mail to: The Howard Hughes Corporation, One Galleria Tower, 13355 Noel Road, 22nd Floor, Dallas, Texas 75240, Attention: Corporate Secretary. The Corporate Secretary will act as agent for the directors in facilitating these communications.

Codes of Business Conduct and Ethics

        The Company has adopted a code of business conduct and ethics applicable to the Company's directors and a code of business conduct and ethics applicable to the Company's officers and other employees. The purpose of these codes is to, among other things, affirm the Company's commitment to the highest standards of business conduct and ethics, integrity and attendant compliance reporting in accordance with all applicable laws. The codes set forth a common set of values and standards to which all of the Company's directors, officers and employees are expected to adhere. The Company will post information regarding any amendment to, or waiver from, its codes of business conduct and ethics on its website under the Investors tab as required by applicable law.

THE BOARD, ITS COMMITTEES AND ITS COMPENSATION

The Board

        Nine of our directors are non-management directors. Under the Company's amended and restated bylaws, the Board may select one of its members to be Chairman of the Board. Currently, William Ackman is the Chairman of the Board.

        Under the Company's corporate governance guidelines, Board members are expected to devote the time reasonably necessary to discharge their responsibilities and to prepare for and, to the extent reasonably practicable, attend and participate in all meetings of the Board and Board committees on which they serve. Each director is expected to attend the annual meeting of stockholders. The Board held a total of six meetings in 2014. All directors attended 75% or more of the meetings of the Board and of the committees and asset subcommittees on which they served during 2014. All the directors then in office attended our 2014 annual meeting of stockholders.

Board Committees

        The Board has five standing committees: audit committee, compensation committee, nominating and corporate governance committee, retail and design committee and risk committee, each of which is described below. Each committee operates under a written charter adopted by the Board, with the exception of the retail and design committee, whose responsibilities were set forth in resolutions adopted by the Board. The table below sets forth the current composition of Board committees.

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Retail and Design Committee	Risk Committee
William Ackman		✓
Adam Flatto			✓	✓ (Chair)
Jeffrey Furber			✓ (Chair)
Gary Krow	✓	✓ (Chair)
Allen Model	✓		✓		✓ (Chair)
R. Scot Sellers		✓	✓		✓
Steven Shepsman	✓ (Chair)		✓		✓
Burton Tansky		✓		✓
Mary Ann Tighe		✓		✓

Audit Committee

        The audit committee oversees the Company's accounting and financial reporting processes and the audits of the Company's financial statements. The functions and responsibilities of the audit committee include:

  •
  appointing, retaining and replacing the independent registered public accounting firm;

  •
  managing and overseeing the work of the independent registered public accounting firm;

  •
  pre-approving all auditing services, internal control related services and permitted non-audit services to be performed for the Company by the independent registered public accounting firm;

  •
  reviewing and discussing with management and the independent registered public accounting firm financial statement and disclosure matters;

  •
  reviewing the findings and recommendations of the Company's independent registered public accounting firm and management's response to the recommendations of that firm;

  •
  reviewing and discussing with management and the independent registered public accounting firm the Company's major financial and accounting risk exposures;

  •
  overseeing the internal audit function;

  •
  overseeing compliance with applicable legal and regulatory requirements as it relates to financial reporting;

  •
  establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

  •
  reviewing the adequacy of the audit committee charter on an annual basis.

        The audit committee held eight meetings in 2014. The Company's independent registered public accounting firm reports directly to the audit committee. Each member of the audit committee has the ability to read and understand fundamental financial statements. The Board has determined that each member of the audit committee is "independent" as defined by NYSE corporate governance standards and Rule 10A-3 of the Securities Exchange Act of 1934. The Board has also determined that Mr. Shepsman meets the requirements of an "audit committee financial expert" as defined by the rules of the SEC.

Compensation Committee

        The compensation committee establishes, administers and reviews the Company's policies, programs and procedures for compensating its executive officers and the Board. The functions and responsibilities of the compensation committee include:

  •
  evaluating the performance of and determining the compensation for the Company's executive officers, including its Chief Executive Officer;

  •
  reviewing, approving and recommending to the Board the Company's incentive plans;

  •
  reviewing and approving employment and other contracts relating to compensation with the Company's executive officers;

  •
  reviewing director compensation policies, objectives and programs and approving the form and amount of director compensation;

  •
  reviewing and discussing with management the Compensation Discussion and Analysis to be included in the Company's annual reports or proxy statement; and

  •
  reviewing the adequacy of the compensation committee charter on an annual basis.

        The compensation committee held nine meetings in 2014. The Board has determined that each member of the compensation committee is "independent" as defined by NYSE corporate governance standards.

Nominating and Corporate Governance Committee

        The functions and responsibilities of the nominating and corporate governance committee include:

  •
  developing and recommending corporate governance guidelines applicable to the Board and the Company's employees;

  •
  developing criteria and qualifications for directors to be used in identifying, reviewing and selecting director candidates;

  •
  identifying and recommending individuals qualified to be directors;

  •
  reviewing relationships between directors, the Company and members of management and recommending to the Board whether directors are independent;

  •
  recommending committee composition and assignments; and

  •
  reviewing the adequacy of the nominating and corporate governance committee charter on an annual basis.

        The nominating and corporate governance committee held four meetings in 2014. The Board has determined that each member of the nominating and corporate governance committee is "independent" as defined by NYSE corporate governance standards.

Retail and Design Committee

        The functions and responsibilities of the retail and design committee include:

  •
  approving policies, principles, guidelines, goals, parameters and objectives applicable to retail properties;

  •
  evaluating and overseeing the implementation of the Company's development and leasing strategies for retail properties, which will include the evaluation of tenants, proposals, projects under development, local market conditions, industry trends and regulatory issues and other factors likely to influence the Company's management of retail properties; and

  •
  providing feedback regarding major decision points in connection with the Company's development and leasing strategies for retail properties.

Risk Committee

        The risk committee oversees all aspects of the ERM Program and the efforts of management in formulating strategies, policies and procedures with respect to the identification, measurement, management and control of all categories of risk. The functions and responsibilities of the risk committee include:

  •
  assessing and evaluating critical risks;

  •
  approving the Company's enterprise wide, risk management framework;

  •
  reviewing policies and procedures established and implemented by management to understand general enterprise and related business risk inherent in the Company's business;

  •
  providing strategic consultation and input to management to assist management in evaluating policies and practices that provide the framework to ensure operational efficiency and necessary controls for operational and other risks;

  •
  overseeing the delegation of risk-related responsibilities to each Board committee; and

  •
  reviewing the adequacy of the risk committee charter on an annual basis.

        The risk committee held four meetings in 2014. The Board has determined that each member of the risk committee is "independent" as defined by NYSE corporate governance standards.

2014 Director Compensation

        Annual Compensation.    The table below summarizes the director compensation plan approved by the Board.

Board Service:
Annual Retainer	$165,000
Meeting Fee (in person)	2,000
Meeting Fee (telephonic)	750
Board Committee Service:
Audit Committee Chair	$30,000
Audit Committee Member	15,000
All Other Committee Chairs	7,500
All Other Committee Members	3,750
Audit Committee Meeting Fee (in person or telephonic meetings requiring significant preparation, i.e. review of periodic reports)	1,500
Audit Committee Meeting Fee (all other in person meetings)	1,000
Audit Committee Meeting Fee (all other telephonic meetings)	750
All Other Committee Meeting Fees (in person)	1,000
All Other Committee Meeting Fees (telephonic)	500

        The annual retainer for Board service is paid 50% in cash and 50% in restricted stock. Directors may elect annually to increase the portion of their annual retainer for Board service that is payable in restricted stock up to 100%.

        The Board may meet in subcommittees to discuss actions for certain of our assets. At the discretion of the Board (who delegated the decision to management), the members of an asset subcommittee may be paid $1,000 for an in-person meeting or $500 for a telephonic meeting.

        The Company also reimburses directors for all expenses incurred in attending Board and Board committee meetings. A director who is, or becomes, an employee of the Company does not receive additional compensation for serving as a director.

        Director Compensation Table.    The table below sets forth the compensation earned by each of the Company's directors during 2014.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Total ($)
William Ackman(3)	0	0	0
Adam Flatto	106,750	82,500	189,250
Jeffrey Furber	21,000	165,000	186,000
Gary Krow	49,500	165,000	214,500
Allen Model	94,750	123,750	218,500
R. Scot Sellers	34,750	165,000	199,750
Steven Shepsman	148,500	82,500	231,000
Burton Tansky	19,500	165,000	184,500
Mary Ann Tighe	22,500	165,000	187,500

(1)
Mr. Weinreb, a director and Chief Executive Officer of the Company, is not included in this table because he is an employee of the Company and receives no additional compensation for his service as a director. The compensation earned by Mr. Weinreb as an employee of the Company during 2014 is shown in "Executive Compensation—Summary Compensation Table."

(2)
Represents the aggregate grant date fair value of restricted stock granted to the Company's non-management directors. Pursuant to SEC rules, the dollar amounts were computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, and exclude the effect of estimated forfeitures. As of December 31, 2014, the number of shares of restricted stock held by each of the directors listed in the table above were as follows: Mr. Flatto (559), Mr. Furber (1,118), Mr. Krow (1,118), Mr. Model (838), Mr. Sellers (1,118), Mr. Shepsman (559), Mr. Tansky (1,118) and Ms. Tighe (1,118)

(3)
Mr. Ackman waived all compensation relating to his service as a director of the Company.

Stock Ownership Guidelines

        On May 14, 2014, the Board amended its stock ownership guidelines for non-management directors, which were adopted to align the Board's interests with those of the Company's stockholders and strengthen the Company's commitment to sound corporate governance. The stock ownership guidelines provide that (a) each non-management director that was a member of the Board prior to May 14, 2013 is required to own shares of Company common stock with a value equal to five times the original annual retainer ($112,000) for Board service within five years of the date of appointment, and (b) each non-management director appointed after May 14, 2013 is required to own shares of Company common stock with a value equal to five times the new annual retainer for Board service ($165,000) within five years of the date of appointment. In determining whether a director has met the minimum stock ownership guidelines, common shares of the Company and common restricted shares of the Company will be, in each case, valued based upon the closing price of the common shares of the Company on the applicable determination date.

 SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL HOLDERS

        The tables below provide information regarding the beneficial ownership of the Company's common stock as of March 24, 2015, by:

  •
  each director of the Company;

  •
  each of the executive officers named in the Summary Compensation Table;

  •
  all directors and executive officers as a group; and

  •
  each beneficial owner of more than 5% of the Company's common stock.

        The table below lists the number and percentage of shares beneficially owned based on 39,711,689 shares of common stock outstanding as of March 24, 2015. Beneficial ownership is determined in accordance with SEC rules and regulations. Unless otherwise indicated and subject to community property laws where applicable, the Company believes each stockholder named in the table below has sole voting and investment power with respect to the shares indicated as beneficially owned.

Directors and Executive Officers

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage
William Ackman(1)	5,484,684	13.2%
Adam Flatto(2)	16,104	*
Jeffrey Furber(2)	13,742	*
Gary Krow(2)	9,373	*
Allen Model(2)	11,016	*
R. Scot Sellers(2)	28,688	*
Steven Shepsman(2)(3)	10,408	*
Burton M. Tansky(2)	6,468	*
Mary Ann Tighe(2)(4)	15,854	*
David R. Weinreb(5)	10,000	*
Grant Herlitz(6)	26,163	*
Andrew Richardson(7)	35,071	*
Peter Riley(8)	16,407	*
Christopher Curry(9)	6,368	*
All directors and executive officers as a group (20 persons)	5,717,375	13.7%

*
Less than 1%.

(1)
Represents (a) 3,568,017 shares held by Pershing Square L.P. ("PS"), Pershing Square II, L.P. ("PSII"), Pershing Square International, Ltd (together with its wholly-owned subsidiary, PSRH, Inc., "Pershing Square International") and Pershing Square Holdings, Ltd ("PSH" and together with PS, PSII and Pershing Square International, (the "Pershing Square Funds") and (b) 1,916,667 shares underlying a warrant held by the Pershing Square Funds that is currently exercisable. Mr. Ackman may be deemed to be the beneficial owner of these shares by virtue of his position as Chief Executive Officer of Pershing Square Capital Management, L.P. ("Pershing Square"), the investment advisor to the Pershing Square Funds, and as managing member of PS Management GP, LLC ("PS Management"), the general partner of Pershing Square, and Pershing Square GP, LLC ("Pershing Square GP"), the general partner of each of PS and PSII.

  The Pershing Square Funds also have additional economic exposure to approximately 5,399,839 shares of common stock of the Company under certain cash-settled total return swaps (the "Swaps"). See "Five Percent Holders" for more information.

(2)
Includes shares of restricted stock for which the following directors have sole voting power, but no dispositive power: Mr. Flatto (559), Mr. Furber (1,118), Mr. Krow (1,118), Mr. Model (838), Mr. Sellers (1,118), Mr. Shepsman (559), Mr. Tansky (1,118) and Ms. Tighe (1,118). These shares of restricted stock will vest on May 21, 2015.

(3)
Includes (a) 5,000 shares that were purchased by Sam De Realty II, L.P. ("Sam De Realty"), a limited partnership for which Mr. Shepsman is the general partner and (b) 4,005 shares transferred by Mr. Shepsman to Sam De Realty in exchange for the partial repayment of debt owed to Sam De Realty by Mr. Shepsman. By virtue of his position as general partner of Sam De Realty, Mr. Shepsman may be deemed to be the beneficial owner of such shares.

(4)
Includes 9,386 shares that were purchased by Ms. Tighes' husband. By virtue of her marriage, Ms. Tighe may be deemed to be the beneficial owner of such shares.

(5)
Represents 10,000 shares that were purchased by Mr. Weinreb on June 3, 2013.

(6)
Includes (a) 9,097 shares of restricted stock granted to Mr. Herlitz, the President of the Company, in June 2013 of which he has sole voting power, but no dispositive power, (b) 6,945 shares of restricted stock granted to Mr. Herlitz in March 2014 for which he has sole voting power, but no dispositive power and (c) 10,121 shares of restricted stock granted to Mr. Herlitz in February 2015 for which he has sole voting power, but no dispositive power.

(7)
Includes (a) 20,000 shares of restricted stock granted to Mr. Richardson, the Chief Financial Officer of the Company, in March 2011 for which he has sole voting power, but no dispositive power, (b) 4,852 shares of restricted stock granted to Mr. Richardson in June 2013 for which he has sole voting power, but no dispositive power, (c) 3,472 shares of restricted stock granted to Mr. Richardson in March 2014 for which he has sole voting power, but no dispositive power and (d) 6,747 shares of restricted stock granted to Mr. Richardson in February 2015 for which he has sole voting power, but no dispositive power

(8)
Includes (a) 10,000 shares of restricted stock granted to Mr. Riley, Senior Vice President, Secretary and General Counsel of the Company, in May 2011 for which he has sole voting power, but no dispositive power, (b) 1,819 shares of restricted stock granted to Mr. Riley in June 2013 for which he has sole voting power, but no dispositive power, (c) 1,215 shares of restricted stock granted to Mr. Riley in March 2014 for which he has sole voting power, but no dispositive power and (d) 3,373 shares of restricted stock granted to Mr. Riley in February 2015 for which he has sole voting power, but no dispositive power

(9)
Includes (a) 3,000 shares of restricted stock granted to Mr. Curry, Senior Executive Vice President, Development of the Company, in May 2011 for which he has sole voting power, but no dispositive power, (b) 1,762 shares of restricted stock granted to Mr. Curry in February 2014 for which he has sole voting power, but no dispositive power and (c) 1,606 shares of restricted stock granted to Mr. Curry in February 2015 for which he has sole voting power, but no dispositive power

        In November 2010, Mr. Weinreb, the Chief Executive Officer and a director of the Company, and Mr. Herlitz, the President of the Company, purchased warrants in connection with joining the Company as executive officers. Mr. Weinreb purchased a warrant to acquire 2,367,985 shares for $15.0 million and Mr. Herlitz purchased a warrant to acquire 315,731 shares for $2.0 million. In March 2011, in connection with joining the Company, Mr. Richardson, the Chief Financial Officer of the Company, purchased a warrant from the Company to acquire 178,971 shares for $2.0 million. The purchase prices were paid in cash and determined by the Board, with the assistance of an outside advisor, to equal the fair value of the warrants on the issue date. These warrants were made as an investment by each of Messrs. Weinreb, Herlitz and Richardson and are not compensation.

        These warrants became fully vested at the time of purchase, but do not become exercisable until the sixth anniversary of the date of purchase, subject to limited exceptions. In accordance with SEC rules, the shares of Company common stock underlying the warrants are not included in the table above because the warrants are not exercisable within 60 days of the date of the information provided in the table.

Five Percent Holders

        The following table sets forth information regarding the number and percentage of shares of common stock held by all persons and entities, other than directors and officers of the Company, known by the Company to beneficially own 5% or more of the Company's outstanding common stock. The information regarding beneficial ownership of common stock by each entity identified below is included in reliance on a report filed by the entity with the SEC, except that the percentage is based upon the Company's calculations made in reliance upon the number of shares reported to be beneficially owned by the entity in such report and the number of shares of common stock outstanding on March 24, 2015.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Pershing Square(1) 888 Seventh Avenue, 42nd Floor New York, New York 10019	5,484,684	13.2
Horizon Kinetics LLC(2) 470 Park Avenue South, 4th Floor South New York, New York 10016	5,146,164	13.0
The Vanguard Group(3) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	2,195,605	5.5

(1)
According to a Schedule 13D/A filed by (i) Pershing Square, (ii) PS Management and (iii) William Ackman (collectively, the "Pershing Reporting Persons") with the SEC on January 3, 2014, these shares include 1,916,667 shares underlying a warrant that is currently exercisable. The Pershing Reporting Persons share voting and investment power with respect to these shares.

The Pershing Reporting Persons entered into the Swaps for the benefit of the Pershing Square Funds. The Swaps constitute economic exposure to approximately 5,399,839 common shares of the Company. Under the terms of the Swaps (a) the applicable Pershing Square Fund will be obligated to pay to the counterparty any negative price performance of the number of common shares of the Company subject to the applicable Swap as of the expiration date of such Swap, plus interest at the rates set forth in the applicable contracts, and (b) the counterparty will be obligated to pay to the applicable Pershing Square Fund any positive price performance of the notional number of common shares of the Company subject to the applicable Swap as of the expiration date of the Swaps. With regard to certain of the Swaps, any notional dividends on such notional common shares of the Company will be paid to the applicable Pershing Square Fund during the term of the Swap. With regard to the balance of the Swaps, any notional dividends on such notional common shares of the Company during the term of the Swaps will be paid to the applicable Pershing Square Fund at maturity. All balances will be cash settled at the expiration date of the Swaps. The Pershing Square Funds' third party counterparties for the Swaps include entities related to Citibank, Nomura, Société Générale and UBS.

The Swaps do not give the Reporting Persons direct or indirect voting, investment or dispositive control over any securities of the Company and do not require the counterparty thereto to acquire, hold, vote or dispose of any securities of the Company. Accordingly, the Reporting Persons disclaim any beneficial ownership of any notional common shares of the Company that may be referenced in such contracts or common shares of the Company or other securities or financial instruments that may be held from time to time by any counterparty (or its affiliates) to the contracts.

(2)
According to a Schedule 13G/A filed by Horizon Kinetics LLC ("Horizon") with the SEC on February 18, 2015, Horizon is the parent holding company for Horizon Asset Management LLC ("Horizon Assets") and Kinetics Asset Management LLC ("Kinetics"). Horizon Assets and Kinetics are investment advisers under the Investment Advisers Act of 1940 and, as such, furnish investment advice to and manage various funds and separately managed accounts. Horizon Assets and Kinetics share voting and dispositive power with respect to these shares. Horizon Assets, Kinetics and various separately managed accounts own these shares, and there is no single beneficial owner of more than 5% of these shares. Horizon, Horizon Assets and Kinetics each disclaim beneficial ownership of all of these shares.

(3)
According to a Schedule 13G/A filed by The Vanguard Group, Inc. ("Vanguard") with the SEC on February 10, 2015. Vanguard has sole voting power with respect to 24,542 shares of our common stock, sole dispositive power with respect to 2,174,163 shares of our common stock and shared dispositive power with respect to 21,442 shares of our common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Compliance with Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership with the SEC. These reporting persons are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during 2014 all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% stockholders were in compliance with Section 16(a), except that (a) late filings were made on behalf of each of Christopher Curry, Reuben Davidsohn, Keith Laird, Paul Layne, Nicholas Vanderboom and Sarah Vasquez with respect to restricted stock that was granted to him or her by the Company in 2014 as a long-term incentive and (b) one late filing was made on behalf of Brent Habeck with respect to options that were granted to him by the Company in connection with the start of his employment.

 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Messrs. Ackman, Krow, Sellers and Tansky and Ms. Tighe served on the compensation committee in 2014. None of the members of the compensation committee are or have been an officer or an employee of the Company. In addition, during 2014, none of the Company's executive officers served on the board of directors or compensation committee (or committee performing equivalent functions) of any other company that had one or more executive officers serving on the Board or the Company's compensation committee.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Related Party Transactions Policy

        The Company has adopted a written policy relating to the approval of related party transactions. Under this policy, the audit committee reviews certain financial transactions, arrangements and relationships between the Company and any of the following related parties to determine whether any such transaction, arrangement or relationship is a related party transaction:

  •
  any director, director nominee or executive officer of the Company;

  •
  any beneficial owner of more than 5% of the Company's outstanding stock; and

  •
  any immediate family member of any of the foregoing.

        Audit committee review is required for any financial transaction, arrangement or relationship that:

  •
  involves or will involve, directly or indirectly, any related party identified above and is in an amount greater than $120,000;

  •
  would cast doubt on the independence of a director;

  •
  would present the appearance of a conflict of interest between the Company and the related party; or

  •
  is otherwise prohibited by law, rule or regulation.

        The audit committee reviews each such transaction, arrangement or relationship to determine whether a related party has, has had or expects to have a direct or indirect material interest. Following its review, the audit committee will take such action as it deems necessary and appropriate under the circumstances, including approving, disapproving, ratifying, cancelling or recommending to management how to proceed if it determines a related party has a direct or indirect material interest in a transaction, arrangement or relationship with the Company. Any member of the audit committee who is a related party with respect to a transaction under review is not permitted to participate in the discussions or evaluations of the transaction; however, the audit committee member will provide all material information concerning the transaction to the audit committee. The audit committee reports its action with respect to any related party transaction to the Board.

        The following are summaries of transactions entered into by the Company prior to, in connection with and after the Company's spin-off from General Growth Properties, Inc. ("GGP") in November 2010. Each of the transactions entered into by the Company prior to or in connection with the spin-off was reviewed and approved by GGP, the Company's then sole stockholder. Each of the transactions entered into by the Company after the spin-off was reviewed and approved by the Company's audit committee, with the exception of the sale of warrants to Messrs. Weinreb, Herlitz and Richardson. The sale of warrants to those individuals was approved initially by the compensation committee and then by the Board.

Transactions in Connection with the Spin-Off

        Pursuant to GGP's plan of reorganization, GGP entered into agreements with each of certain affiliates of Brookfield Asset Management ("Brookfield"), Fairholme Fund and Fairholme Focused Income Fund (collectively, "Fairholme") and Pershing Square pursuant to which these entities purchased an aggregate of $250.0 million of Company common stock at the effective time of the spin-off. At the effective time of the spin-off, the Company also entered into (a) warrant agreements, registration rights agreements and stockholders agreements with each of Brookfield, Fairholme and Pershing Square, (b) a registration rights agreement with General Trust Company and (c) a standstill agreement with Pershing Square. The agreements between the Company and Fairholme terminated in 2012 after the Company purchased its outstanding warrants. The agreements between Brookfield and the Company terminated in 2013 after Brookfield disposed of all of its shares of the Company. The key terms of each of the agreements that remain effective are summarized below. See "Security Ownership of Management and Certain Beneficial Holders—Five Percent Holders" for the current beneficial ownership of Company common stock held by Pershing Square.

Warrant Purchase Agreements

        In November 2010, the Company issued warrants to purchase 1,916,667 shares of Company common stock to Pershing Square. The warrants issued to Pershing Square can only be exercised on a net share basis, which means that the exercise price for the warrants will not be paid in cash, but rather will be netted against the shares received upon exercise of the warrants, resulting in fewer shares being issued. Upon certain change in control events, Pershing Square has the right to require that the warrants be canceled in exchange for a cash payment equal to the fair value of the warrants as determined using a Black-Scholes-based formula.

Registration Rights Agreements

        In November 2010, the Company entered into registration rights agreements with General Trust Company, Pershing Square and certain other investors with respect to Company common stock held by such stockholders. The agreement with Pershing Square requires the Company to maintain a shelf registration statement covering the shares held by Pershing Square. Additionally, Pershing Square may require the Company to:

  •
  register shares of Company common stock held by them having an estimated aggregate fair market value of at least $25.0 million;

  •
  undertake up to three underwritten offerings, but no more than one underwritten offering during any 12-month period; and

  •
  include shares of Company common stock held by them in any registration statement whenever the Company proposes to register shares of its common stock.

        The agreement with General Trust Company provides that if any registrable securities remain outstanding after November 2012, General Trust Company may request that the Company file a new shelf registration statement. If the Company does not have an effective shelf registration statement, General Trust Company may require the Company to:

  •
  register shares of Company common stock held by it having an estimated fair market value of at least $10 million (or the entire amount of registrable securities then held by it if less than $10 million), up to a maximum of five times and, for so long as the Company is not eligible to register securities on Form S-3, no more than once per year;

  •
  undertake up to two underwritten offerings; and

  •
  include shares of Company common stock held by it in any registration statement whenever the Company proposes to register shares of its common stock.

        The Company has agreed to pay all expenses, other than underwriting discounts and commissions, in connection with these registration rights agreements, including legal and accounting fees incurred by the Company, printing costs and the fees of one law firm for the selling stockholders (limited to $50,000 for a registration requested by General Trust Company). Additionally, the Company has agreed to indemnify these stockholders against certain liabilities, including liabilities under the federal securities laws.

Stockholder Agreements

        In November 2010, the Company entered into an agreement with Pershing Square. Under this agreements, subject to certain exceptions, if the Company makes a public or non-public offering of its common stock (or securities convertible or exchangeable into common stock), Pershing Square has a right to acquire the securities for the same price and on the same terms up to the amount needed for it to maintain its aggregate proportionate common stock-equivalent interest in the Company on a fully diluted basis. This right will terminate for Pershing Square when it beneficially owns less than 5% of the Company's outstanding shares on a fully diluted basis (as defined in the agreements).

        Under the stockholder agreement with Pershing, the Company has agreed to nominate and use its reasonable best efforts to elect to the Board certain director nominees designated by Pershing Square. Pershing Square has the right to nominate three directors so long as it beneficially owns at least a 17.5% fully diluted economic interest (as defined in the agreement) in the Company and two Board designees so long as it beneficially owns at least a 10% interest in the Company on a fully diluted basis. Board members designated by Pershing Square are not required to be independent but are subject to reasonable eligibility criteria applied in good faith to other Board candidates by the nominating and corporate governance committee. Pershing Square's current Board designees are William Ackman, Gary Krow and Allen Model.

Standstill Agreement

        In November 2010, the Company entered into an agreement with Pershing Square to, among other things:

  •
  limit Pershing Square's economic interest in Company common stock to 40% of the Company's outstanding common stock and set forth required approvals for Pershing Square to increase its economic interest above the agreed upon limit;

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  require Pershing Square, with respect to any matter the Board has recommended our stockholders not approve, to vote any of its shares in excess of 30% of the Company's common stock against such matter or in proportion to other stockholders;

  •
  set forth required Board and stockholder approvals for certain change in control transactions and related party transactions involving Pershing Square; and

  •
  restrict certain transfers of Company common stock by Pershing Square.

        Additionally, the terms of the agreement ensure that Pershing Square does not take any action inconsistent with its support for the following corporate governance principles:

  •
  the Board will have nine members, unless otherwise approved by 75% of the Board members;

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  a majority of the directors on the Board will be independent; and

  •
  a majority of the members of the nominating and corporate governance committee will be disinterested directors (as defined in the agreement).

        Further, in connection with the election of directors, Pershing Square may vote all of its shares in its sole discretion with respect to its designees and, with respect to other director nominees, may vote 10% of the Company's outstanding common stock in its sole discretion, but must vote the remainder of its shares in proportion to the votes cast by the Company's other stockholders.

Transactions After the Spin-Off

Warrant Agreements

        In November 2010, the Company sold warrants to acquire shares of Company common stock to Mr. Weinreb and Mr. Herlitz in connection with their joining the Company as executive officers. Mr. Weinreb purchased a warrant to acquire 2,367,985 shares for $15.0 million. Mr. Herlitz purchased a warrant to acquire 315,731 shares for $2.0 million. The warrants have an exercise price of $42.23 per share and expire in November 2017.

        In February 2011, the Company entered into a warrant purchase agreement with Mr. Richardson, in connection with his joining the Company as Chief Financial Officer. Pursuant to the purchase agreement, Mr. Richardson purchased a warrant to acquire 178,971 shares of Company common stock for $2.0 million. Mr. Richardson purchased the warrant in March 2011. The warrant has an exercise price of $54.50 per share and expires in February 2018.

        The warrant purchase prices were paid in cash and determined by the Board, with the assistance of an outside advisor, to equal the fair value of the warrants on the issue date. The warrants became fully vested at the time of purchase, but do not become exercisable until the sixth anniversary of the date of purchase, subject to limited exceptions. Under the warrant agreements, the Company agreed to file a shelf registration statement registering the shares of Company common stock underlying the warrants.

Condominium Unit Purchase and Sale Agreement

        On December 7, 2013, Mr. Weinreb, the Company's Chief Executive Officer and a director, entered into purchase agreements to acquire two condominium units at the Company's to-be-built Waiea Tower located at Ward Village. The purchase prices for the units were $3,439,200 and $3,963,300 and were at arms-length on the same terms for similar units offered at the time. The audit committee reviewed the transaction and determined that there was no conflict of interest.

 PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The Company's bylaws provide that the number of directors will be determined by the Board from time to time. Currently, the Board consists of ten directors. Each of the Company's directors stands for election each year at the Annual Meeting.

        Each director nominee identified below is an incumbent director whose nomination to serve on the Board was recommended by the nominating and corporate governance committee and approved by the Board. The director nominees, if elected, will serve until the 2016 annual meeting of stockholders or until their earlier resignation or removal. Each of the director nominees has indicated a willingness to serve as a director if elected.

        In connection with the Company's spin-off from GGP in November 2010, the Company agreed to nominate and use its reasonable best efforts to elect to the Board the director nominees of Pershing Square. Based on Pershing Square's current ownership, it has the right to designate three director nominees. The director nominees designated by Pershing Square are William Ackman, Gary Krow and Allen Model.

        As reflected in the section above captioned "Matters Related to Corporate Governance, Board Structure, Director Compensation and Stock Ownership," the primary qualities and characteristics nominees to the Board should possess are strong business expertise and, in particular, experiences and expertise with regard to real estate development and management, retail, financial reporting, risk management and/or business strategy. All ten of the nominees possess these attributes. The specific experiences, qualifications, attributes and skills of each individual which lead to his or her nomination are included in the individual discussions below.

        The directors will be elected by the affirmative vote of a majority of votes cast "for" or "against" the election of that nominee.

        William A. Ackman, age 48, has served as Chairman of the Board since November 2010. Mr. Ackman is the founder and chief executive officer of Pershing Square Capital Management, L.P., a registered investment adviser founded in 2003. Pershing Square is a concentrated research-intensive, fundamental value investor in publicly traded companies. Mr. Ackman also has served as a director of Canadian Pacific Railway Ltd. since May 2012. Mr. Ackman served as a director of J.C. Penney Company, Inc. from February 2011 through August 2013 and as a director of Justice Holdings Limited from April 2011 to June 2012. From June 2009 to March 2010, Mr. Ackman served as a director of General Growth Properties, Inc. Mr. Ackman's management experience, his prior service on boards of directors of public companies and his investments in real estate-related public and private companies give him valuable insight that can be applied to the Company and benefit of the Board. Mr. Ackman is a director nominee designated by Pershing Square pursuant to the terms of the stockholder agreement between the Company and Pershing Square.

        Adam Flatto, age 52, has served as a director since November 2010. Mr. Flatto is the president and chief executive officer of The Georgetown Company, a privately-held real estate investment and development company based in New York City. Mr. Flatto has been with The Georgetown Company since 1990 and during that time has been involved with the development, acquisition and ownership of over 20 million square feet of commercial and residential real estate projects throughout the United States. These have included a wide array of projects ranging from large-scale office buildings, movie studios, retail shopping malls, arenas, hotels, apartment buildings, mixed-use master planned communities and others. Mr. Flatto's extensive real estate development and management experience provide the Board with key insight into operations and strategic planning matters.

        Jeffrey Furber, age 56, has served as a director since November 2010. Mr. Furber is the chief executive officer of AEW Capital Management, L.P. ("AEW") and chairman of AEW Europe.

Mr. Furber joined AEW in 1997. AEW provides real estate investment management services to investors worldwide. Mr. Furber has oversight responsibility for all of AEW's operating business units in the United States, Europe and Asia and chairs AEW's Management Committee. He is also a member of AEW's Investment Committees and Investment Policy Groups in North America, Europe and Asia. Since April 2011, Mr. Furber has served as a director and a member of the compensation and nominating and corporate governance committees of Stag Industrial, Inc., a publicly traded company. Prior to 1997, Mr. Furber served as managing director of Winthrop Financial Associates, a subsidiary of Apollo Advisors, and as president of Winthrop Management. Mr. Furber has extensive experience overseeing financial investments in the real estate industry and has held leadership roles within his firm and industry groups alike. His investment and management experience enable him to provide the Board with key insight into real estate matters.

        Gary Krow, age 60, has served as a director since November 2010. Mr. Krow was the president, chief executive officer and a director of GiftCertificates.com, a leading e-commerce provider of business-to-business incentive management solutions, from July 2008 until its sale in 2010. Mr. Krow was a consultant for Light Year Capital, a diversified private equity company, from January 2008 to June 2008. From 1999 to May 2007, Mr. Krow served as president of Comdata Corporation, a global electronic issuer and processor of payments. Mr. Krow joined Comdata in 1990. Since November 2014, Mr. Krow also has served as a director of Electronic Funds Source, a private, customer-driven corporate payment services company. Mr. Krow has served on the boards of directors of National Association of Travel Centers Foundation, TIMM Communications, Inc. and the American Heart Association in Davidson County, Tennessee. Mr. Krow's extensive e-commerce and technology operations experience allows him to provide the Board with insight into the efficient transfer of data and the development of systems necessary to operate in a technologically advanced economy. Mr. Krow is a director nominee designated by Pershing Square pursuant to terms of the stockholder agreement between the Company and Pershing Square.

        Allen Model, age 69, has served as a director since November 2010. Mr. Model is the co-founder of Overseas Strategic Consulting, Ltd. ("OSC") and served as treasurer and managing director of OSC from 1992 until his retirement from those positions in November 2010, at which time he continued to hold a passive interest in OSC and the title of "Founder Emeritus." OSC is an international consulting firm that provides public information services to clients worldwide, including the United States Agency for International Development, The World Bank, The Asian Development Bank and host governments. Since 1988, Mr. Model has also been a private investor for Model Entities, which manages personal and family portfolios. Mr. Model currently serves as a director of three privately-held companies: Anchor Health Properties, a real estate partnership that develops medically related properties, since 1990; NetBoss Technologies, Inc., a company that provides software management tools for telecommunications companies; and Q'ligent, a company that provides software management tools for broadcasting companies. Mr. Model served as a director of Sinewave Energy Technologies, Inc., a company that produced energy saving devices in lighting space, from 1994 until 2011. Mr. Model served as a director of three publicly-traded companies: Blue Ridge Real Estate Company, a land development company, from 1975 to 2002; Big Boulder Corp., a land development company linked to Blue Ridge, from 1975 to 2002; and MetroWest Bank, from 1990 to 2001. Mr. Model's consulting and investment experience as well as his service on boards of directors of both public and private companies provide him with knowledge in corporate strategy and investment expertise that will benefit the Board. Mr. Model is a director nominee designated by Pershing Square pursuant to the terms of the stockholder agreement between the Company and Pershing Square.

        R. Scot Sellers, age 58, has served as a director since November 2010. Mr. Sellers served as chief executive officer of Archstone, one of the world's largest apartment companies, from January 1997 until February 2013, and prior to that was Archstone's chief investment officer since 1995. Under his leadership, Archstone moved from being a mid-sized owner of apartments in secondary and tertiary cities (San Antonio and El Paso), to becoming the largest publicly traded owner of urban high rise apartments in the nation's premier cities (Manhattan, Washington, D.C. and others). During his 32-plus year career in the apartment business, Mr. Sellers has been responsible for the development, acquisition and operation of over $40 billion of apartment communities in over 50 different cities across the United States. Mr. Sellers served as the chairman of the National Association of Real Estate Investment Trusts from November 2005 to November 2006. Since June 2013, Mr. Sellers has served on the International Board of Directors of Habitat for Humanity. Mr. Sellers also serves on the Board of Directors of The Irvine Company and Inspirato LLC. Mr. Sellers' extensive experience in the real estate industry, which coincided with the broad growth of Archstone, and his service on industry committees provide him with insight into operations, development and growth of the real estate industry and make him particularly suited to provide guidance to the Board.

        Steven Shepsman, age 62, has served as a director since November 2010. Mr. Shepsman is an executive managing director and founder of New World Realty Advisors, a real estate investment and advisory firm specializing in real estate restructurings, development and finance. Mr. Shepsman has been with New World Realty Advisors since 2009. Mr. Shepsman served as chair of the Official Committee of Equity Holders in the Chapter 11 proceedings of General Growth Properties, Inc. As a principal in a real estate fund, Mr. Shepsman had oversight responsibility for the fund's due diligence and acquisition of investment platforms, and with subsequent asset acquisitions, financings and dispositions. Mr. Shepsman served as a director of Rouse Properties, Inc. from January 2012 to May 2013. Earlier in his career, Mr. Shepsman, a certified public accountant, was a managing partner of Kenneth Leventhal and Company and of Ernst & Young's Real Estate Practice. Mr. Shepsman is a former member of the Real Estate Committee of the American Institute of Certified Public Accountants and was the chair of the Real Estate Committee of the New York State Society of Certified Public Accountants. Mr. Shepsman was recently the chair of the Dean's Advisory Council for the School of Management at the University of Buffalo. Mr. Shepsman's extensive professional accounting and financial expertise, including in the real estate industry, enable him to provide key contributions to the Board on financial, accounting, corporate governance and strategic matters.

        Burton M. Tansky, age 77, has served as a director of the Company since October 2011. Mr. Tansky has worked in the retail industry for over fifty years. Since January 2014, Mr. Tansky has served as a director of Stein Mart, Inc. Mr. Tansky also serves on the Board of Directors of Donald Pliner Shoe Company, a privately held company. Mr. Tansky served as non-executive chairman of the board of directors of the Neiman Marcus Group, Inc. from 2010 to 2013. Previously, Mr. Tansky served six years on the Board of Directors and the Compensation Committee of International Flavors and Fragrance, a public company. Mr. Tansky was the CEO of Neiman Marcus Group from 2004 to 2010, chief executive officer of Neiman Marcus Stores from 1994 to 2007, chief executive officer of Bergdorf Goodman from 1990 to 1994 and the president and chief operating officer of SAKS Fifth Avenue from 1980 to 1990. Mr. Tansky's extensive retail and management expertise enable him to provide key contributions to the Board on retail and strategic matters.

        Mary Ann Tighe, age 66, has served as a director of the Company since October 2011. Ms. Tighe has been the chief executive officer of CBRE's New York Tri-State Region since 2002, a region of 2,400 employees, and served as a director of CBRE in 2013. From January 2010 through December 2012, Ms. Tighe Served as Chair of the Real Estate Board of New York, the first woman to hold this position in its 114-year history and the first broker in 30 years. Ms. Tighe began her real estate career as a broker at the Edward S. Gordon Company, ultimately rising to the position of vice chairman of Insignia/ESG, where she was regularly recognized as being among the firm's top producers. Prior to entering the real estate field, Ms. Tighe served as a vice president of the American Broadcasting Companies, where she launched the A&E cable channel. Ms. Tighe was also formerly the Deputy Chairman of the National Endowment for the Arts, Arts Advisor to Vice President Walter Mondale,

and a staff member of the Smithsonian Institution. Ms. Tighe's extensive experience with commercial real estate transactions enables her to provide the Board with key insight into the real estate matters.

        David R. Weinreb, age 50, has served as a director and Chief Executive Officer of the Company since November 2010. Known for his passion, tenacity and entrepreneurial spirit, Mr. Weinreb has directed the Company's efforts since its emergence as a public company, building a portfolio of some of the most sought-after real estate in the country and assembling a seasoned and accomplished executive team. Mr. Weinreb's experience negotiating the separation agreements and emerging the Company gave him in-depth knowledge of its assets that made him uniquely qualified to manage operational and strategic matters impacting the Company. His vision, leadership and financial acumen led him to be named to 2012's Top 200 CEOs in the U.S. by ExecRank, a leading authority on executive rankings and named by Ernst & Young as the 2013 Entrepreneur of the Year—Southwest Area Region in the Real Estate category.

        A real estate veteran for over 30 years, Mr. Weinreb spent 17 years as Chairman and CEO of TPMC Realty Corporation, a company he built into a multi-faceted investment firm prior to joining the Company. TPMC, whose tenant roster included many Fortune 500 companies, specialized in the acquisition and repositioning of underperforming real estate and real estate related assets across the United States. Prior to that he held executive positions with Thornton Partners Management Companies working closely with Jerry Reinsdorf.

        Mr. Weinreb began his real estate career in the late 1980s in New York City. He is a member of the International Council of Shopping Centers and the Urban Land Institute. He also serves on the Advisory Council of the Lusk Center for Real Estate at the University of Southern California.

The Board recommends a vote FOR each of the ten director nominees listed above.

PROPOSAL NO. 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION

        In 2011, 63% of stockholders voted in a non-binding proposal that the Company should submit advisory votes on executive compensation every third year. The Board evaluated the voting on this matter and determined that the Company should submit advisory votes on executive compensation to its stockholders every year because it wants to be responsive to the large minority of stockholders who did not vote for triennial say-on-pay votes. Stockholders will be asked again in 2017 to vote on the frequency of advisory votes on executive compensation.

        The Company believes that its compensation policies and procedures are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of its stockholders. This advisory, non-binding, stockholder vote, as required under Section 14A of the Securities Exchange Act of 1934 and commonly known as "say-on-pay," gives you, as a stockholder, the opportunity to vote for or against the Company's executive compensation program.

        The vote on this proposal is not intended to address any specific element of compensation. The vote relates to the compensation of the Company's named executive officers, as described under the heading "Compensation Discussion and Analysis" and "Executive Compensation" in this proxy statement disclosed pursuant to the compensation disclosure rules of the SEC.

The Board recommends a vote FOR the approval of our executive compensation.

 PROPOSAL NO. 3
TO APPROVE THE AMENDMENT TO EXTEND THE TERM OF THE COMPANY'S
SECTION 382 RIGHTS AGREEMENT FOR THREE YEARS TO PROTECT AGAINST A
POSSIBLE LIMITATION ON THE COMPANY'S ABILITY TO USE CERTAIN TAX ASSETS
TO OFFSET FUTURE INCOME

        Our Board is asking stockholders to approve an amendment (the "Amendment") to the Company's Section 382 Rights Agreement, dated as of February 27, 2012 (as amended, the "Rights Agreement"), between the Company and Computershare Trust Company, N.A. (the "Rights Agent") that the Board unanimously approved on February 25, 2015. The Amendment extends the Rights Agreement for an additional three years. The Rights Agreement will expire if the stockholders fail to approve the Amendment at the Annual Meeting.

Background and Reasons for Proposal

        The Board adopted the Rights Agreement in an effort to preserve stockholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carry-forwards and other tax attributes (collectively, the "Tax Assets") to reduce the Company's potential future federal income tax obligations. The Tax Assets are a substantial asset of the Company.

        At December 31, 2014, our Tax Assets had a maximum potential pre-tax benefit of approximately $384,000,000 which, if fully utilized, could provide up to approximately $134,000,000 in tax savings assuming a 35% tax rate. The Tax Assets may be used to offset federal and state income taxes. The Tax Assets expire on various dates beginning in 2023.

        The Board adopted the Rights Agreement to protect against further limitations on our ability to use the Tax Assets to reduce our future taxable income. The benefit of the Tax Assets could be significantly reduced if the Company were to experience any "ownership change" as defined in Section 382 of the Internal Revenue Code. If that were to happen, the use of the Tax Assets to offset our taxable income subsequent to the "ownership change" would be materially limited. The annual limit on the amount of Tax Assets that may be used to offset our taxable income is obtained by multiplying (1) the aggregate value of our outstanding equity immediately prior to the "ownership change" (reduced by certain capital contributions made during the immediately preceding two years and certain other items) by (2) the federal long-term tax-exempt interest rate in effect for the month of the "ownership change." In calculating this annual limit, numerous special rules and limitations apply. The calculation also is based on variables such as the future aggregate value of our outstanding common stock and the federal long-term tax exempt interest rate, which we are unable to control.

        Calculating whether an "ownership change" has occurred is subject to uncertainty. This uncertainty results from the complexity and ambiguity of Section 382 of the Code, as well as limitations on the knowledge that any publicly traded company can have about the ownership of and transactions in its securities. We have analyzed the information available, along with various scenarios of possible future changes in ownership. In light of this analysis, our current stock price and daily trading volume, we believe that, if no action is taken, it is possible that we could undergo a subsequent "ownership change" under Section 382 of the Code, which would substantially reduce our ability to utilize the Tax Assets.

        If the Company were to have taxable income in excess of the Tax Assets utilization limitations following a Section 382 "ownership change," we would not be able to offset excess taxable income with the Tax Assets. Although any loss carryforwards not used as a result of any Section 382 limitation would remain available to offset income in future years (again, subject to the Section 382 limitation), an "ownership change" could significantly defer the utilization of the Tax Assets and/or cause some of the Tax Assets to expire unused. It is impossible to predict with any accuracy the potential additional annual limitation on the amount of our taxable income that could be offset by the Tax Assets were an "ownership change" to occur, but the limitation could be material.

        The amount and timing of our future taxable income, if any, cannot be accurately predicted, and we cannot estimate the exact amount of Tax Assets that can ultimately be used to reduce our income tax liability. Although we are unable to quantify an exact value, we believe the Tax Assets are a valuable asset, and the Board believes that is in the stockholders' best interests to attempt to deter the imposition of additional limitations on their use by extending the term of the Rights Agreement. The Amendment does not amendment the Rights Agreement other than to extend the term of the Rights Agreement for three years.

Section 382 Ownership Calculation

        The benefit of our Tax Assets would be significantly reduced if we were to experience an "ownership change" as defined in Section 382 of the Code. To determine whether an "ownership change" has occurred, the Company must compare the percentage of shares owned by each 5.0% stockholder immediately after the close of the testing date to the lowest percentage of shares owned by such 5.0% stockholder at any time during the testing period (which is generally a three-year rolling period). The amount of the increase in the percentage of Company shares owned by each 5.0% stockholder whose share ownership percentage has increased is added together with increases in share ownership of other 5.0% stockholders, and an "ownership change" occurs if the aggregate increase in ownership by all such 5.0% stockholders exceeds 50%.

        For example, if a single investor acquired 50.1% of our shares in a three-year period, an "ownership change" would occur. Similarly, if ten persons, none of whom owned our shares previously, each acquired slightly over 5.0% of our shares within a three-year period (so that such persons owned, in the aggregate more than 50%), an "ownership change" would occur.

Description of Rights Agreement

        The following description of the Rights Agreement is qualified in its entirety by reference to the text of the Rights Agreement, which is attached to this Proxy Statement as Appendix B, and the text of the Amendment, which is attached to this Proxy Statement as Appendix C. We urge you to read carefully the Rights Agreement and the Amendment if their entirety as the discussion below is only a summary.

        The Rights Agreement is intended to protect stockholder value by reducing the risk of a Section 382 ownership change, thereby preserving our ability to use the Tax Assets. Although the Rights Agreement is intended to reduce the likelihood of an "ownership change" that could adversely affect us, we cannot assure that it would prevent all transfers that could result in such an "ownership change."

        The Rights Agreement is intended to act as a deterrent to any person or group (an "Acquiring Person") acquiring 4.99% or more of our outstanding common stock without the approval of the Board. The Rights Agreement exempts future acquisitions of warrants and common stock by Pershing Square pursuant to its existing warrant agreements and stockholder agreements. Any rights held by an Acquiring Person are void and may not be exercised. The Board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Rights Agreement.

        As amended, the Rights Agreement and the rights expire on March 14, 2018, unless the rights and the Rights Agreement expire earlier as provided in the Rights Agreement (see "Expiration"). As we describe below, if the Board determines that the Rights Agreement is no longer necessary for the protection of the Tax Assets, the Rights Agreement would expire.

        The Rights.    As part of the Rights Agreement, the Board authorized the issuance of one right per each outstanding share of our common stock payable to our stockholders of record as of March 14, 2012. Subject to the terms, provisions and conditions of the Rights Agreement, each right initially represents the right to purchase from us one one-hundredth of a share of our Series A Junior Participating Preferred Stock for a purchase price of $275.00 (the "Purchase Price"). If issued, each fractional share of preferred stock would give a stockholder approximately the same dividend, voting and liquidation rights as does one share of our common stock. Prior to exercise, a right does not give its holder any rights as a stockholder.

        Flip-in Event.    After the Distribution Date, if a person or group is or becomes an Acquiring Person, all holders of rights (except for the Acquiring Person) may exercise their rights upon payment of the purchase price to purchase a number of shares of common stock (or other securities or assets as determined by our Board) with a market value of two times the purchase price.

        Flip-over Event.    After the Distribution Date (as defined below), if a flip-in event has already occurred and we are acquired in a merger or similar transaction, all holders of rights (except for the Acquiring Person) may exercise their rights upon payment of the purchase price to purchase shares of the acquiring corporation with a market value of two times the purchase price.

        Exercisability.    The rights will not be exercisable until the earlier of (i) the close of business on the day after the public announcement by us that a person or group has become an Acquiring Person or (ii) the close of business on the tenth business day after a person or group begins a tender or exchange offer that, if completed, would result in that person or group becoming an Acquiring Person. We refer to the date that the rights become exercisable as the "Distribution Date." Until the Distribution Date, our common stock certificates will evidence the rights. The rights may be exercised after the Distribution Date until the occurrence of a flip-in event. Any transfer of shares of our common stock prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, the rights will separate from our shares of common stock and be evidenced by rights certificates and the rights will be transferable on the books and records of the Rights Agent as provided in the Rights Agreement.

        Exchange.    On or after the Distribution Date, we may, at the option of the Board, exchange the rights (other than rights which have become void) for our common stock, in whole or in part, at an exchange ratio of one share of our common stock per right (subject to adjustment).

        Expiration.    As provided by the Amendment, the rights issued thereunder will expire on the earliest of (i) March 14, 2018, (ii) the time at which the rights are redeemed, (iii) the time at which the rights are exchanged, (iv) the effective time of the repeal of Section 382 of the Code or any successor statute if the Board determines that the Rights Agreement is no longer necessary for the preservation of our tax benefits, (v) the first day of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward, and (vi) the day following the certification of the voting results of the Annual Meeting if stockholder approval of the Amendment has not been obtained prior to that date.

        Redemption.    The Board may redeem all (but not less than all) of the rights for a redemption price of $0.001 per right at any time before the later of the Distribution Date and the date of our first public announcement or disclosure that a person or group has become an acquiring person. Once the rights are redeemed, the right to exercise the rights will terminate, and the only right of the holders of rights will be to receive the redemption price. The Board may adjust the redemption price if we declare a stock split or issue a stock dividend on our common shares.

        Anti-Dilution Provisions.    The Board may adjust the purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the preferred stock or our common stock. No adjustments to the purchase price of less than 1% will be made.

        Amendments.    Before the time rights cease to be redeemable, the Board may amend or supplement the Rights Agreement without the consent of the holders of the rights, except that no amendment may decrease the redemption price below $0.001 per right. At any time thereafter, the Board may amend or supplement the Rights Agreement only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions or to make any additional changes to the Rights Agreement, but only to the extent that those changes do not impair or adversely affect any rights holder and do not result in the rights again becoming redeemable. The limitations on our Board's ability to amend the Rights Agreement does not affect our Board's power or ability to take any other action that is consistent with its fiduciary duties, including without limitation accelerating or extending the expiration date of the rights, making any amendment to the Rights Agreement that is permitted by the Rights Agreement or adopting a new rights agreement with such terms as our Board determines in its sole discretion to be appropriate.

        Other Considerations.    The Board believes that attempting to safeguard the Tax Assets as described above is in the Company's and stockholders' best interest. Nonetheless, the Rights Agreement could have certain potentially negative consequences:

  •
  Potential Effects on Liquidity.  The Rights Agreement is expected to deter stockholders from acquiring, directly or indirectly, shares of our common stock in excess of the specified limitations. Furthermore, a stockholder's ability to dispose of our stock may be limited by reducing the class of potential acquirers for such stock.

  •
  Potential Impact on Value.  Because the Rights Agreement may restrict a stockholder's ability to acquire our common stock, the market value of our common stock might be affected. The Rights Agreement could discourage or prevent accumulations of substantial blocks of shares in which our stockholders might receive a substantial premium above market value. However, these disadvantages are outweighed, in the opinion of the Board, by the importance of maintaining the availability of our tax benefits. The Board did not adopt the Rights Agreement to discourage stockholders from accumulating our common stock. The purpose of the Rights Agreement is to reduce the risk that we may be unable to fully utilize our tax benefits as a result of future transfers of our common stock. We have also retained the ability under the Rights Agreement for the Board to redeem the rights or cause the Rights Agreement to expire if the Board determines that the rights are no longer in the best interests of the company and its stockholders.

The Board recommends a vote FOR the approval of the amendment to extend the Company's Section 382 Rights Agreement for three years.

PROPOSAL NO. 4
RATIFICATION OF THE APPOINTMENT OF ERNST AND YOUNG LLP
AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR FISCAL 2015

        The audit committee has selected Ernst & Young LLP ("EY") as the Company's independent registered public accounting firm for fiscal 2015. SEC regulations and the NYSE corporate governance standards require that the Company's independent registered public accounting firm to be engaged, retained and supervised by the audit committee. Although approval or ratification by stockholders of such engagement is not required, the Company is seeking the stockholders' ratification of the audit committee's selection of EY because we believe that allowing stockholders to express their view on the matter is good corporate governance. Any failure of the stockholders to ratify the audit committee's selection of EY as the Company's independent registered public accounting firm would, however, be considered by the audit committee in determining whether to engage EY.

The Board recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2015.

Relationship with Independent Registered Public Accounting Firm

        The audit committee is directly responsible for the appointment, compensation, retention and oversight of the Company's independent registered public accounting firm. As described above, the audit committee has selected EY as the Company's independent registered public accounting firm for fiscal 2015.

        A representative of EY is expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Independent Registered Public Accounting Firm Fees

        The following table presents fees incurred for professional services rendered by EY, the Company's independent registered public accounting firm for the fiscal years ended December 31, 2014 and December 31, 2013.

	December 31, 2014	December 31, 2013
Audit Fees(1)	$1,646,073	$1,223,439
Audit Related Fees	$—	$—
Tax Fees(2)	$75,822	$81,590
All Other Fees	$—	$—
Total Fees	$1,721,895	$1,305,029

(1)
Includes fees and expenses incurred for services related to the annual audit of the consolidated financial statements, required statutory audits, reviews of the Company's quarterly reports on Form 10-Q, the registered public accounting firm's report on the Company's internal control over financial reporting, as required under Section 404 of the Sarbanes-Oxley Act of 2002, registration statements, comfort letters and consents during the respective periods.

(2)
Includes fees for services related to tax compliance, tax advice and tax planning.

Pre-Approval Policies and Procedures

        The audit committee's policy is to require the pre-approval of all audit and non-audit services provided to the Company by its independent registered public accounting firm (except for items exempt from pre-approval requirements under applicable laws and rules). All audit and non-audit services were pre-approved.

 AUDIT COMMITTEE REPORT

        Management is responsible for the Company's system of internal control over financial reporting and for preparing its financial statements. Ernst & Young LLP ("EY") was responsible for performing independent audits of the Company's internal control over financial reporting as of December 31, 2014 and its consolidated financial statements as of December 31, 2014 and for the year then ended, both in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the "PCAOB"), and to issue reports thereon. The audit committee is responsible for overseeing management's conduct of the financial reporting process and system of internal control. The audit committee operates under a written charter adopted by the Board and reviewed annually by the audit committee.

        The audit committee reviewed and discussed with both management and EY the results of the independent audits of the Company's internal control over financial reporting as of December 31, 2014 and the consolidated financial statements of the Company for the year ended December 31, 2014 prior to their issuance. During 2014, management advised the audit committee that the set of financial statements had been prepared in accordance with accounting principles generally accepted in the United States of America, and reviewed significant accounting and disclosure matters with the audit committee. This included discussion with EY of matters required to be discussed by Statement on Auditing Standards No. 16, as amended, as adopted by the PCAOB and SEC Regulation S-X Rule 2-07, Communication with Audit Committees, as currently in effect, including the quality of the Company's accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee also discussed with its independent registered public accounting firm matters relating to its independence and received the written disclosures and letter from EY required by applicable requirements of PCAOB regarding the independent accountant's communications with the audit committee concerning independence.

        Taking all of these reviews and discussions into account, all of the audit committee members, whose names are listed below, recommended to the Board that it approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

Members of the Audit Committee
Steven Shepsman, Chair Gary Krow Allen Model

EXECUTIVE OFFICERS

        The following table sets forth certain information with respect to the Company's current executive officers:

Name	Age	Position with the Company
David Weinreb	50	Chief Executive Officer and a director
Grant Herlitz	43	President
Andrew Richardson	48	Chief Financial Officer
Peter Riley	59	Senior Vice President, Secretary and General Counsel
Christopher Curry	53	Senior Executive Vice President of Development

        David R. Weinreb, age 50, has served as a director and Chief Executive Officer of the Company since November 2010. Known for his passion, tenacity and entrepreneurial spirit, Mr. Weinreb has directed the Company's efforts since its emergence as a public company, building a portfolio of some of the most sought-after real estate in the country and assembling a seasoned and accomplished executive team. Mr. Weinreb's experience negotiating the separation agreements and emerging the Company gave him in-depth knowledge of its assets that made him uniquely qualified to manage operational and strategic matters impacting the Company. His vision, leadership and financial acumen led him to be named to 2012's Top 200 CEOs in the U.S. by ExecRank, a leading authority on executive rankings and named by Ernst & Young as the 2013 Entrepreneur of the Year—Southwest Area Region in the Real Estate category.

        A real estate veteran for over 30 years, Mr. Weinreb spent 17 years as Chairman and CEO of TPMC Realty Corporation, a company he built into a multi-faceted investment firm prior to joining the Company. TPMC, whose tenant roster included many Fortune 500 companies, specialized in the acquisition and repositioning of underperforming real estate and real estate related assets across the United States. Prior to that he held executive positions with Thornton Partners Management Companies working closely with Jerry Reinsdorf.

        Mr. Weinreb began his real estate career in the late 1980s in New York City. He is a member of the International Council of Shopping Centers and the Urban Land Institute. He also serves on the Advisory Council of the Lusk Center for Real Estate at the University of Southern California.

        Grant Herlitz, age 43, has served as President of the Company since November 2010. Mr. Herlitz was Interim Chief Financial Officer of the Company from January 31, 2011 to March 23, 2011. Mr. Herlitz serves as president and chief financial officer of TPMC Realty Corporation. Mr. Herlitz joined TPMC Realty Corporation in October 2000 as vice president of investments. From 1997 to 2000, Mr. Herlitz was assistant to the chairman and chief executive officer of FirstPlus Financial Group, Inc. From 1994 to 1997, Mr. Herlitz worked as a tax accountant. Mr. Herlitz began his career with the European Community Observer Mission to South Africa, an organization established in conjunction with the United Nations to observe political change in South Africa.

        Andrew Richardson, age 48, has served as Chief Financial Officer of the Company since March 2011. Prior to joining the Company, Mr. Richardson served as executive vice president, chief financial officer and treasurer of Northstar Realty Finance Corp. since April 2006. Northstar Realty is a publicly traded commercial real estate finance company focused on investments in real estate loans, fixed income securities and net-leased real estate properties. From March 2000 to March 2006, Mr. Richardson was head of the capital markets group for iStar Financial Inc., most recently as executive vice president. Mr. Richardson joined iStar Financial from Salomon Smith Barney, where from 1995 to 2000 he was an investment banker in the Global Mergers and Acquisitions and Real Estate and Lodging Groups, most recently serving as a vice president providing merger and acquisition advisory services and raising debt and equity capital for public and private real estate companies. Prior to joining Salomon Smith Barney, Mr. Richardson worked for Ernst & Young LLP as a certified public accountant from 1988 to 1993.

        Peter Riley, age 59, has served as Senior Vice President, Secretary and General Counsel of the Company since May 2011. Prior to joining the Company, and since 2004, Mr. Riley was a partner with Hughes & Luce, and then K&L Gates after it merged with Hughes and Luce, with a significant focus on tax aspects of fund formation, joint ventures and the acquisition, disposition, operation and financing of real estate assets. Previously, Mr. Riley led the tax department at Kelly, Hart & Hallman, and was Senior Tax Counsel at Simpson Thacher & Bartlett.

        Christopher Curry, 53, has served as Senior Executive Vice President of Development of the Company since November 2010. Mr. Curry is responsible for the redevelopment of several of the Company's properties, including the South Street Seaport. Mr. Curry established TPMC's Realty Corporation's California office in 2008 and led its real estate development business. Mr. Curry has over 20 years of commercial real estate development experience.

COMPENSATION DISCUSSION AND ANALYSIS

        The Company's named executive officers during 2014 were its Chief Executive Officer, David R. Weinreb; its President, Grant Herlitz; its Chief Financial Officer, Andrew Richardson; its Senior Vice President, Secretary and General Counsel, Peter Riley; and its Senior Executive Vice President of Development, Christopher Curry (collectively, the "Named Executives"). The Compensation Discussion and Analysis contains a discussion of our compensation policies and practices and the material elements of compensation awarded to the Named Executives for 2014.

Business Background

        Our mission is to be the preeminent developer and operator of master planned communities and mixed use properties. We create timeless places and memorable experiences that inspire people while driving sustainable, long-term growth and value for our stockholders. We specialize in the development of master planned communities and ownership, management and the redevelopment or repositioning of real estate assets currently generating revenues, also called operating assets, as well as other strategic real estate opportunities in the form of entitled and unentitled land and other development rights, also called strategic developments. We are headquartered in Dallas, Texas and our assets are located across the United States.

Business Highlights

        The Named Executives' decisions and leadership positioned the Company to achieve significant operating and development milestones during 2014, including the following:

  •
  Increased operating income and equity in earnings from real estate affiliates by $64.5 million, or 51.4%, to $190.1 million in 2014, compared to $125.6 million in 2013.

  •
  Generated $325.1 million in land sales revenue for 2014, a 29.4% increase compared to 2013.

  •
  Net operating income from income-producing Operating Assets increased $9.7 million, or 15.1%, to $74.1 million in 2014, compared to $64.4 million in 2013.

        We completed the following development or redevelopment projects in 2014:

  •
  Downtown Summerlin, a mixed-use development encompassing 1.6 million square feet opened in October 2014. The retail portion of the project is 72.5% leased and the office building is 27.6% pre-leased, of which our management office has leased 12.4%, as of February 1, 2015.

  •
  The Woodlands Resort and Conference Center completed redevelopment in December 2014. The property remained open during its redevelopment.

  •
  The Outlet Collection at Riverwalk, located in New Orleans, Louisiana, the nation's first outlet center located in a downtown setting, re-opened in May 2014. The property is 100% leased as of February 1, 2015.

  •
  The Columbia Regional Building, an 89,000 square foot Whole Foods-anchored mixed use building, re-opened in August 2014. The building is 77.4% leased as of February 1, 2015.

  •
  Two Hughes Landing, a 200,000 square foot office building in The Woodlands, opened in September 2014. The building is 86.2% leased as of February 1, 2015.

  •
  3831 Technology Forest Drive, a 95,000 square foot build-to-suit office building that is 100% leased to Kiewit Energy Group opened in December 2014.

  •
  Millennium Phase II, a 314-unit apartment building in The Woodlands and being developed in a joint venture, opened in September 2014. 44.3% of the units are leased as of February 1, 2015.

  •
  ONE Ala Moana, a 206-unit luxury condominium tower development located in Honolulu, Hawaii and being developed in a joint venture, closed on the sale of its 201 units in the fourth quarter 2014.

        We continued development on the following projects in 2014 which we expect to open in 2015:

  •
  Two office buildings totaling 647,000 square feet substantially pre-leased to ExxonMobil.

  •
  Creekside Village Green, a 74,352 square foot mixed use project located in The Woodlands that is 59.3% pre-leased as of February 1, 2015.

  •
  The Metropolitan, a 380-unit apartment building in Columbia, Maryland.

  •
  Hughes Landing Retail, a 123,000 square foot Whole Foods-anchored retail project that is 78.2% pre-leased as of February 1, 2015.

  •
  One Lakes Edge, a 390-unit apartment building in The Woodlands.

        We began construction on the following projects in 2014:

  •
  Three Hughes Landing, a 324,000 square foot Class A office building in The Woodlands expected to be completed in 2015.

  •
  A 302-key Westin Hotel and a 205-key Embassy Suites hotel in The Woodlands.

  •
  Launched public pre-sales and began construction of our two market rate residential condominium towers, Waiea and Anaha, at Ward Village. Waiea Condominiums, containing 171 units, that we expect to complete by the end of 2016, and Anaha Condominiums, containing 311 units, that we expect to be complete in 2017. As of February 1, 2015, 87.7% of the Waiea units and 78.1% of the Anaha units are under contract.

        We acquired the following properties during 2014:

  •
  Seaport District Assemblage, consisting of a 48,000 square foot commercial building on a 15,744 square foot lot and certain air rights with total residential and commercial development rights of 621,651 square feet at South Street Seaport, was purchased for $136.7 million. Property and air rights representing an additional 196,133 square feet of development rights were under contract as of December 31, 2014. If these acquisitions close, we will own commercial development rights on the assemblage totaling 817,784 square feet.

  •
  2,055 acres of undeveloped land in Conroe, Texas, approximately located 13 miles north of The Woodlands, was acquired for $98.5 million. We have preliminarily planned for 1,452 acres of residential and 161 acres of commercial development on the combined sites, and currently estimate that the residential acres will yield approximately 4,800 lots. The first lots are expected to be completed in 2016 and sold in 2017.

  •
  Six office buildings in downtown Columbia, Maryland adjacent to our developable commercial land as partial satisfaction of GGP's obligation to indemnify us for certain taxes under the Tax Matters Agreement, were conveyed at their fair market value of $130.0 million.

  •
  85 South Street, an eight story 60,000 square foot multi-family property located two blocks south of Pier 17 and within the Seaport District, was acquired for $20.1 million.

  •
  The fee simple interest in the land underlying the office building located at 110 N. Wacker Drive in downtown Chicago, was acquired for $12.3 million.

        During 2014, we also:

  •
  Announced the development of Lakeland Village Center, an 83,400 square foot mixed-use commercial project at our Bridgeland Master Planned Community. CVS Pharmacy has entered into a ground lease and will construct a 15,300 square foot store on the site to anchor the project. We expect to begin construction in the first half of 2015 with completion expected in early 2016.

  •
  Entered into a joint venture with a national multi-family real estate developer to construct, own and operate a 124-unit gated luxury apartment development in Downtown Summerlin.

  •
  Entered into a 20-year lease with Whole Foods Market within our Ward Village community in the heart of Honolulu.

  •
  Announced an agreement to form a joint venture with Discovery Land Company, the world's leading developer of private clubs and luxury communities, to develop an exclusive luxury community on approximately 555 acres of our land within the Summerlin MPC.

  •
  Sold the Redlands Promenade and Redlands Mall properties, located in Redlands, California for $12.4 million of pre-tax proceeds.

  •
  Closed on $1.3 billion of financings.

Compensation Policies, Principles, Objectives and Practices

        The Company's success, depends, in large part, on our ability to successfully attract, motivate and retain a qualified management team. The executive compensation program designed by the compensation committee is intended to attract, retain and motivate the key people necessary to enable the Company to maximize operational efficiency and profitability over the long term. The compensation committee believes that executive compensation should seek to align the interests of the Company's executives and other key employees with those of the Company and its stockholders. The Company's executive compensation program is also being designed to differentiate compensation based upon individual contribution, performance and experience.

        In establishing compensation, the compensation committee intends to provide employees, including its executive officers, with a competitive total compensation package. The compensation committee intends to set compensation in this manner to ensure that the Company's compensation practices do not put the Company at a disadvantage in attracting and retaining executives and other employees, while also ensuring a competitive cost structure for the Company.

        In 2014, 97.7% of the votes cast in our advisory vote on executive compensation voted in support of our executive compensation program. The compensation committee considered the results of this advisory vote and believes that the results affirm stockholder approval of our executive compensation program.

Role of Compensation Committee in Establishing Compensation

        The compensation committee administers our executive compensation programs. The role of the compensation committee is to review and approve the compensation to be paid to executive officers, including the Named Executives, and to review the compensation policies and practices for all of our employees to verify that they do not create unreasonable risks for the Company.

        In setting compensation for executive officers, the compensation committee considers, among other things, recommendations by management and a compensation consultant and the compensation of similarly situated executives in comparable business. In addition, the compensation committee with the assistance of management annually reviews total compensation paid to the executive officers, including long-term incentive awards.

        In 2014, the compensation committee reviewed the internal evaluations of the executive officers and the market data provided by management and Meridian Compensation Partners ("Meridian") as discussed further below. The compensation committee believes that the 2014 compensation for the Named Executives reflects appropriate allocation of compensation between salary, bonuses and equity compensation.

        In 2014, the compensation committee engaged Meridian. The scope of Meridian's work includes the following items in connection with 2014 compensation:

  •
  providing the compensation committee with relevant market data;

  •
  updating the compensation committee on related trends and developments;

  •
  advising the compensation committee on program design; and

  •
  providing input on compensation decisions for executive officers.

Meridian provides no other services directly to the Company and no conflicts of interest exist between the Company and Meridian.

        In addition, in part by evaluating information provided to it by Meridian, the compensation committee determined payouts of annual incentive compensation to the Named Executives for 2014 performance above the contractual amounts provided for in the Named Executives' employments agreements. For more information regarding annual incentive compensation, see "Compensation Discussion and Analysis—Annual Incentive Compensation."

Role of Executive Officers in Establishing Compensation

        Our Chief Executive Officer makes compensation recommendations for the Named Executives to the compensation committee (except with respect to his own compensation). Additionally, management provides financial and compensation data to the compensation committee for its review in setting compensation and gives guidance as to how the data impacts performance goals set by the compensation committee. This data includes:

  •
  our financial performance for the current year compared to the preceding year;

  •
  performance evaluations of the Named Executives (other than Chief Executive Officer, who is evaluated by the compensation committee); and

  •
  compensation provided to the Named Executives in previous years.

        In addition, the Chief Executive Officer may recommend discretionary bonuses for the Named Executives (other than himself) to the compensation committee when deemed appropriate and provide the compensation committee with his rationale for the recommended bonus amounts. Given the day-to-day familiarity that the Chief Executive Officer has with the work performed by the Named Executives, the compensation committee values his recommendation; however, the compensation committee makes all final decisions as the to the compensation of the Named Executives.

Market Review

        In 2014, the compensation committee compared our executive compensation program with competitive market information regarding salary and incentive awards and programs. The purpose of this analysis is to provide a frame of reference in evaluating the reasonableness and competitiveness of our executive compensation within the real estate development and operating industry and to ensure that our compensation is generally comparable to companies of similar size and scope of operations.

        Market pay levels are obtained from various sources, including published compensation surveys and information taken from SEC filings of a number of similarly situated companies as compiled by Meridian. The following companies comprised the comparator group adopted by the compensation committee:

• Alexandria & Baldwin Inc.	• Lexington Realty Trust
• Brandywine Realty Trust	• Mid-America Apartment Communities
• Cousins Properties	• NVR Inc.
• D R Horton Inc.	• PulteGroup Inc.
• Essex Property Trust	• Regency Centers Corporation
• Forest Enterprises	• The St. Joe Company
• Kilroy Realty Corp	• Toll Brothers Inc.
• Lennar Corp

Employment Agreements

        In November 2010, the Company entered into employment agreements with Mr. Weinreb, in connection with his appointment as Chief Executive Officer of the Company, and Mr. Herlitz, in connection with his appointment as President of the Company. The Company also entered into employment agreements with Mr. Richardson, in connection with his appointment as Chief Financial Officer of the Company in March 2011, and Mr. Riley, in connection with this appointment as Senior Vice President, Secretary and General Counsel of the Company in April 2011. These agreements provide for a minimum annual base salary, annual incentive compensation opportunities under plans approved by the compensation committee, as well as severance and other limited benefits. The compensation committee approved the terms of these employment agreements based upon (a) its assessment of the terms necessary to attract highly qualified executives to a new company, and (b) arm's length negotiations with each of these executives. For a description of the material terms of these employment agreements, see "Executive Compensation—Employment Agreements."

Executive Compensation Program and Policies

        The components of the Company's executive compensation program provide for a combination of fixed and variable compensation. As described in more detail below, these components currently are:

  •
  base salary;

  •
  annual incentive compensation;

  •
  long-term incentive compensation;

  •
  broad-based employee benefits; and

  •
  severance benefits.

        Base Salary.    The minimum annual base salary for each of the Company's executive officers is set forth in his employment agreement with the exception of Mr. Curry who does not have an employment agreement. Future increases in base salary are expected to be determined on the basis of management responsibilities, level of experience and tenure with the Company, as well as internal and market comparisons. In setting base salaries for executive officers, the compensation committee will seek to provide a reasonable level of fixed compensation that is competitive with base salaries for comparable positions at similar companies. The base salaries of our named executives at December 31, 2014 were as follows:

Name	Title	2014 Base Salary ($)
David Weinreb	Chief Executive Officer	1,000,000
Grant Herlitz	President	750,000
Andrew Richardson	Chief Financial Officer	500,000
Peter Riley	Senior Vice President, Secretary and General Counsel	500,000
Christopher Curry	Senior Executive Vice President	500,000

        Annual Incentive Compensation.    The compensation committee believes that annual incentive compensation is a key element of the total compensation for our Named Executives. The compensation committee also believes that placing a significant portion of executive compensation at risk each year, subject to the results of established performance measures and objectives, appropriately motivates an executive officer to achieve the Company's financial and operational objectives, thereby enhancing stockholder value.

        The employment agreements for our Named Executives provide that each officer is eligible to receive annual incentive compensation based upon achievement of performance measures and objectives to be established by the compensation committee. In 2013, the compensation committee approved increases to the target percentage and maximum percentage of the annual incentive compensation for which Mr. Weinreb is eligible, as set forth below. These changes are reflected in Amendment No. 2 to Mr. Weinreb's Employment Agreement. Mr. Curry does not have an employment agreement and is not eligible for the annual incentive compensation described below. The annual incentive compensation opportunity for achievement of:

a threshold level of performance is equal to:

  •
  50% of the annual base salary of each of Messrs. Weinreb and Herlitz,

  •
  60% of the annual base salary for Mr. Richardson, and

  •
  40% of the annual base salary for Mr. Riley;

a target level of performance is equal to:

  •
  150% of the annual base salary for Mr. Weinreb;

  •
  100% of the annual base salary of each of Messrs. Herlitz and Richardson; and

  •
  60% of the annual base salary for Mr. Riley;

a maximum level of performance is equal to:

  •
  200% of the annual base salary for Mr. Weinreb;

  •
  150% of the annual base salary for Mr. Herlitz;

  •
  140% of the annual base salary for Mr. Richardson, and

  •
  80% of the annual base salary for Mr. Riley.

        Annual incentive compensation payments are contingent upon the achievement of pre-established performance goals relating to an objective minimum performance measure applicable to all eligible Named Executives and the results of a subjective evaluation of the individual performance of each eligible Named Executive. The compensation committee establishes annually a cash bonus pool for the Named Executives eligible for annual incentive compensation. The compensation committee's pre-approved payment formula generally determines the size of the bonus for each Named Executive participant as a percentage of the cash bonus pool, subject to the discretion of the compensation committee. In the event that the Company does not achieve the pre-established objective minimum performance measure, then no annual incentive compensation will be paid to the eligible Named Executives. The individual performance goals for each eligible Named Executive are established by the compensation committee, upon consultation with Mr. Weinreb, and communicated to each eligible Named Executive in the first quarter of each fiscal year.

        The compensation committee established an objective minimum performance measure for the 2014 annual incentive compensation plan of at least $300,000,000 of consolidated gross revenues, which represents a 20% increase over same measure established by the compensation committee for the 2013 fiscal year. The Company's consolidated gross revenues exceeded $300,000,000 in fiscal 2014 and the bonus pool for the incentive compensation plan was funded. The compensation committee selected consolidated gross revenues as the objective minimum performance measure because it believes that such metric accurately indicates the growth and performance of the Company in this stage of its development. The compensation committee awarded bonuses for each Named Executive participant from the bonus pool in excess of the contractual maximum amount based on the Company's achievement of the milestones described in the section entitled "Business Highlights" above and its overall evaluation of the individual performance of each eligible Name Executive based upon other qualitative factors considered by the compensation committee.

        For Messrs. Weinreb and Herlitz, such factors included:

  •
  the commencement of construction of Waiea and Anaha, the first two market-rate condominium towers at Ward Village;

  •
  the opening of Downtown Summerlin and the Outlet Collection at Riverwalk;

  •
  advancement of construction of Pier 17 at South Street Seaport, including the demolition of the then-existing buildings and replacement of the pier structure;

  •
  increasing the net operating income of certain of the Company's assets, including The Woodlands; and

  •
  achieving certain 2014 strategic objectives.

        For Mr. Richardson, the factors included the advancement of development plans, increasing or redirecting cash flows to advance the long-term value of the Company and complying with SEC reporting and internal control requirements. For Mr. Riley, the factors included the advancement of development plans, management of the Company's litigation matters, compliance with SEC and internal control requirements and the implementation of best corporate practices.

        Due to extraordinary achievements and value creation in 2014, including, among other things, increasing operating income and equity in earnings from real estate affiliates by 51.4% over 2013, increasing land sales revenue by 29.4% over 2013 and increasing net operating income by 15.1 percent over 2013, the compensation committee determined to make payouts under The Howard Hughes Corporation Amended and Restated Incentive Plan (the "Incentive Plan") above the maximum level for annual incentives under the Named Executives' employment agreements in the following amounts: $3,000,000 for Mr. Weinreb, $1,875,000 for Mr. Herlitz; $800,000 for Mr. Richardson and $100,000 for Mr. Riley. The following table sets forth the annual incentive cash bonus approved for the participants of the plan in 2014:

Name	Annual Incentive Compensation Award($)	2014 Base Salary (%)
David R. Weinreb	5,000,000	500
Grant Herlitz	3,000,000	400
Andrew Richardson	1,500,000	300
Peter Riley	500,000	100
Christopher Curry(1)	250,000	50

(1)
Mr. Curry's award was not made under the terms of an employment agreement or any other compensatory arrangement. The amount of Mr. Curry's bonus was determined by the compensation committee, in accordance with the Company's general compensation policies.

        Executive Compensation Recoupment Policy.    The Board has adopted a policy regarding recovery of incentive awards for fiscal years for which financial results are later restated. In the event of a material restatement of the Company's financial results due to misconduct, the compensation committee shall review the facts and circumstances and take the actions it considers appropriate with respect to any executive officer whose fraud or willful misconduct contributed to the need for such restatement. Such actions may include, without limitation, (a) seeking reimbursement of any bonus paid to such officer exceeding the amount that, in the judgment of the compensation committee, would have been paid had the financial results been properly reported, and (b) seeking to recover profits received by such officer during the 12 months after the restated period under any equity compensation awards. All determinations made by the compensation committee with respect to this policy shall be final and binding on all interested parties.

        Long-Term Incentive Compensation.    The Incentive Plan is designed to attract, retain and motivate officers, employees, non-management directors and consultants of the Company and its subsidiaries, as well as promote the success of the Company's business by providing participants with appropriate incentives.

        The Incentive Plan is administered by the compensation committee. The maximum number of shares of Company common stock that may be issued pursuant to awards under the Incentive Plan is 3,698,050 shares. The maximum number of shares that may be awarded to any participant in a fiscal year is 200,000 shares.

        The Incentive Plan permits the following types of awards:

  •
  stock options;

  •
  restricted stock;

  •
  stock appreciation rights;

  •
  awards that vest, in whole or part, by reference to the fair market value of Company common stock, including restricted stock units and other phantom shares; and

  •
  awards intended to constitute "qualified performance-based compensation."

        The compensation committee determines the exercise price of stock options at the time of grant, but the exercise price may not be less than 100% of the fair market value of a share on the date of grant.

        The Company believes that restricted stock provides a long-term incentive opportunity that is both competitive in the real estate industry and serves as a retention tool. In addition, 50% of the restricted stock granted to each Named Executive cliff-vests after five years only upon the achievement of a minimum total shareholder return over the same period. The Company believes that the long-term vesting component of the restricted stock aligns management's interest with the long-term performance of the Company. The table below provides a breakdown of the restricted stock award to the Named Executives, other than Mr. Weinreb. Mr. Weinreb did not receive any long-term incentive award in fiscal.

Name Executive Officer (other than CEO)	Performance-Based Shares (#)	Time-Based Shares (#)	Total Fiscal 2014 Shares Granted (#)
Grant Herlitz	6,946	6,945	13,891
Andrew Richardson	3,473	3,472	6,945
Peter Riley	1,216	1,215	2,431
Christopher Curry	1,762	1,762	3,524

        The performance-based shares granted in 2014 cliff vest as shown in the table below on the fifth anniversary of the date of grant; provided, that the Named Executive is employed by the Company continuously for a period of at least forty-eight months from the date of grant and not terminated for cause. Vesting is based on the total shareholder return ("TSR") of the Company. TSR is calculated using the following formula: TSR = (Priceend–Pricebegin + Dividends / Pricebegin). $73.02, the closing price per share of the Company as of December 31, 2012, shall be used as the Pricebegin for the purpose of calculating TSR. A TSR target is deemed satisfied if the highest 30 trading day volume weighted average share price represents a TSR that meets or exceeds such target during the period from January 1, 2018 through December 31, 2018. If a Named Executive is terminated by the Company for any reason, except for cause, after 48 months of employment from December 31, 2013 prior to the passing of 30 trading days in 2018, the Company shall use the volume weighted average share price for the first 30 trading days of 2018 when calculating TSR.

Total Shareholder Return	Vesting %
0.00% to 88.36%	0%
88.37% to 105.91%	25%
105.92% to 124.63%	50%
124.64% to 156.51%	75%
156.52%+	100%

        The time-based shares granted in 2014 cliff vest on December 31, 2018; provided, that the Named Executive is employed by the Company continuously for a period of at least forty-eight months from December 31, 2014 and not terminated for cause.

        In March 2011, the Company granted Mr. Richardson an award of 20,000 restricted shares of Company common stock in accordance with the terms of his employment agreement. In May 2011, the Company granted Mr. Riley an award of 10,000 restricted shares of Company common stock in accordance with the terms of his employment agreement. Mr. Richardson's shares cliff-vest in March

2016 and Mr. Riley's shares cliff-vest in May 2016. In February 2011, Mr. Curry was granted an option to purchase 100,000 shares of Company common stock at an exercise price of $57.77. The option granted to Mr. Curry was part of a larger grant of options to new hires and employees that assisted the Company with the spin-off from GGP.

        The employment agreements with the Named Executives do not provide for long-term incentive compensation opportunities (with the exception of the grants of restricted shares of Company common stock granted to Messrs. Richardson and Riley). In connection with their hiring by the Company, Messrs. Weinreb, Herlitz and Richardson purchased for cash from the Company a warrant exercisable for shares of Company common stock. The compensation committee has also approved the use of options as part of the Company's compensation program for its other officers and employees. For additional information about the warrants purchased by the Company's executive officers, see "Related Party Transactions and Certain Relationships—Transactions After the Spin-Off—Warrant Agreements."

        Employee Benefits.    The Company provides health, life, and other insurance benefits to its Named Executives on the same basis as its other full-time employees. The Company does not provide its executives and other employees with defined pension or contribution benefits, supplemental retirement benefits, post-retirement benefits or deferred compensation programs.

        Severance Benefits.    The employment agreements with each of the Named Executives (other than Mr. Curry) provide for a cash severance payment in the event that, in connection with a change in control of the Company, the Named Executive's employment is terminated by the Company without cause or by the executive under certain circumstances. The cash severance payment is equal to three times (two times for each of Messrs. Richardson and Riley) the sum of the executive's base salary and annual incentive compensation for target level performance for the year in which the termination occurs. The employment agreements also provide that the terminated Named Executive will not engage in activities that are competitive with the Company's business for 12 months following his date of termination. Mr. Curry is not entitled to any severance payment on the event of a change in control of the Company.

        The compensation committee believes that these benefits are necessary and appropriate to attract and retain qualified executive officers insofar as these benefits are generally made available by other companies. Additionally, the change in control benefits are intended to ensure that the Company's Named Executives are able, as a practical matter, to evaluate any potential change in control transaction objectively and to encourage executive officers to remain employed by the Company in the event a change in control becomes a real possibility. For additional information regarding the employment agreements with the Company's executive officers, see "Executive Compensation—Employment Agreements" and "Potential Payments Upon Termination or Change in Control."

        No Tax "Gross-Up" Payments.    The Company does not provide, and no Named Executive is entitled to receive, any tax "gross-up" payments in connection with compensation, severance or other benefits provided by the Company.

        Executive Compensation Recoupment Policy.    The Board has adopted a policy regarding recovery of incentive awards for fiscal years for which financial results are later restated. In the event of a material restatement of the Company's financial results due to misconduct, the compensation committee shall review the facts and circumstances and take the actions it considers appropriate with respect to any executive officer whose fraud or willful misconduct contributed to the need for such restatement. Such actions may include, without limitation, (a) seeking reimbursement of any bonus paid to such officer exceeding the amount that, in the judgment of the compensation committee, would have been paid had the financial results been properly reported, and (b) seeking to recover profits received by such officer during the 12 months after the restated period under any equity compensation awards. All determinations made by the compensation committee with respect to this policy shall be final and binding on all interested parties.

        Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code places a limit of $1.0 million on the amount of compensation a public company may deduct for federal income tax purposes in any one year with respect to the principal executive officer and the next three most highly compensated officers (excluding the principal financial officer) who were serving as executive officers as of the last day of the applicable year. Qualified performance-based compensation that meets certain requirements is, however, excluded from this limitation.

        The compensation committee intends to review on an annual basis the potential impact of this deduction limitation on executive compensation. The deductibility of certain compensation payments depends upon the timing of an executive's vesting or exercise of previously granted awards, as well as interpretations and changes in the tax laws and other factors beyond the control of the compensation committee. For these and other reasons, including the need to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the compensation committee will not necessarily, or in all circumstances, limit executive compensation to that which is deductible under Section 162(m) and has not adopted a policy requiring that all compensation be deductible.

        The compensation committee will also consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its other compensation objectives and otherwise reasonably practicable. Base salary does not qualify as performance-based compensation under Section 162(m).

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

        The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE Gary Krow, Chair William Ackman R. Scot Sellers Burton M. Tansky Mary Ann Tighe

 EXECUTIVE COMPENSATION

        The following executive compensation tables and related information are intended to be read together with the more detailed disclosure regarding the executive compensation program presented under the caption "Compensation Discussion and Analysis" above.

Summary Compensation Table

        The following table sets forth information regarding the compensation of the Named Executives from 2012 through 2014.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3)	Total ($)
David R. Weinreb	2014	1,000,000	—	—	—	5,000,000	33,947	6,033,947
Chief Executive Officer	2013	1,000,000	—	—	—	3,000,000	17,775	4,017,775
	2012	1,000,000	—	—	—	1,500,000	—	2,500,000
Grant Herlitz	2014	750,000	—	1,787,631		3,000,000		5,537,631
President	2013	750,000	—	1,395,077	—	2,000,000	—	4,145,077
	2012	750,000	—	—	—	1,125,000	—	1,875,000
Andrew Richardson	2014	500,000	—	893,715	—	1,500,000	—	2,893,715
Chief Financial Officer	2013	500,000	—	744,054	—	800,000	—	2,044,054
	2012	500,000	—	—	—	700,000	—	1,200,000
							—
Peter Riley	2014	500,000	—	312,786	—	500,000	—	1,312,786
Senior Vice President,	2013	500,000	—	278,995	—	450,000	—	1,228,995
Secretary and General Counsel	2012	500,000	—	—	—	400,000	—	900,000
Christopher Curry	2014	500,000	250,000	421,030	—	—	—	1,171,030
Senior Executive Vice	2013	500,000	250,000	460,050	—	—	—	1,210,050
President of Development	2012	400,000	300,000	—	—	—	—	700,000

(1)
The amounts reported in the "Stock Awards" column include the grant date fair values of the restricted stock (time-based vesting and performance-based vesting) awarded to our Named Executives in 2014. Pursuant to SEC rules, the amounts shown in these columns exclude the impact of estimated forfeitures related to service-based vesting conditions. The grant date fair value of the restricted stock is calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718. See Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014 for further information regarding equity awards under our Incentive Plan. With respect to the performance-based restricted stock granted in 2014, the amounts above reflect the probable payout percentage awards calculated in accordance with Topic 718. The grant date fair value is an estimate made for financial accounting purposes. Assuming that the performance-based awards will be paid out at the maximum payout level, the awards would be as follows: Mr. Herlitz $787,759; Mr. Richardson $393,851 Mr. Riley $137,862; and Mr. Curry $181,081.

(2)
Reflects amounts paid under our 2014 annual incentive compensation plan. For additional information on annual incentive compensation, see "Compensation Discussion and Analysis—Annual Incentive Compensation."

(3)
Represents the incremental cost of the personal use of the corporate aircraft.

2014 Grants of Plan-Based Awards

        The following table provides information about equity and non-equity awards granted to the Named Executives in 2014.

								All Other Stock Awards: Number of Shares of Stock or Units (#) (Time- based)	All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
										Exercise or Base of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold ($)	Target (#)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David Weinreb	02/24/2014	500,000	1,500,000	2,000,000	—	—	—	—	—	—	—
Grant Herlitz	02/24/2014	375,000	750,000	1,125,000	—	—	—	—	—	—	—
	03/21/2014	—	—	—	1,736	—	6,946	—	—	—	787,759
	03/21/2014	—	—	—	—	—	—	6,945	—	—	999,872
Andrew Richardson	02/24/2014	300,000	500,000	700,000	—	—	—	—	—	—	—
	03/21/2014	—	—	—	868	—	3,473	—	—	—	393,851
	03/21/2014	—	—	—	—	—	—	3,472	—	—	499,864
Peter Riley	02/24/2014	200,000	300,000	400,000	—	—	—	—	—	—	—
	03/21/2014	—	—	—	304	—	1,216	—	—	—	137,862
	03/21/2014	—	—	—	—	—	—	1,215	—	—	174,924
Christopher Curry	02/24/2014	—	—	—	440	—	1,762	—	—	—	181,081
	02/24/2014	—	—	—	—	—	—	1,762	—	—	239,949

(1)
Reflects payouts under the Named Executive's employment agreement. The compensation committee determined that the Named Executives achieved the maximum level of performance in fiscal 2014 and determined to pay annual incentive bonuses in excess of the maximum amounts under the Named Executives' employment agreements. The annual incentive bonuses paid under the Incentive Plan are reported in the Summary Compensation Table under the Non-Equity Incentive Plan Compensation heading. For more information, see "Compensation Discussion and Analysis—Annual Incentive Compensation".

(2)
Vesting of restricted stock (performance-based vesting) is based on TSR determined over a five-year period as set forth in the schedule below. TSR is calculated using the following formula: TSR = (Priceend–Pricebegin + Dividends / Pricebegin). $73.02, the closing price per share of the Company as of December 31, 2012, shall be used as the Pricebegin. The vesting schedule under the Incentive Plan does not contemplate a single target threshold. The restricted stock (performance-based vesting) will vest as follows:

Total Shareholder Return	Vesting %
0.00% to 88.36%	0%
88.37% to 105.91%	25%
105.92% to 124.63%	50%
124.64% to 156.51%	75%
156.52%+	100%
(3)
Represents the grant date fair value determined pursuant to FASB ASC Topic 718, based on the closing price of our common stock on the grant date for time-based restricted stock. With respect to performance-based restricted stock, amounts reflect the probable payout percentage for the awards calculated in accordance with Topic 718.

        As set forth their employment agreements, each of Messrs. Weinreb, Herlitz, Richardson and Riley are eligible to receive an annual incentive compensation award based upon achievement of performance measures and objectives to be established by the compensation committee. The amount of the annual incentive compensation for achievement at the threshold level of performance is equal to 50% of the annual base salary for Messrs. Weinreb and Herlitz, 60% of the annual base salary for Mr. Richardson and 40% of the annual base salary for Mr. Riley. The amount of the annual incentive compensation for achievement at the target level of performance is equal to 150% for Mr. Weinreb, 100% of the annual base salary for Messrs. Herlitz and Richardson and 60% of the annual base salary for Mr. Riley. The amount of the annual incentive compensation for achievement at the maximum level of performance is equal to 200% of the annual base salary for Mr. Weinreb, 150% of the annual base salary for Mr. Herlitz, 140% of the annual base salary for Mr. Richardson and 80% of the annual base salary for Mr. Riley. In addition to the incentive compensation levels established under the Named Executives (other than Mr. Curry) employment agreements, the compensation committee establishes incentive compensation performance goals and maximum payouts under the Incentive Plan, which maximum payouts may be higher than the maximum payouts under the Named Executives' employment agreements. For additional information on annual incentive compensation, see "Compensation Discussion and Analysis—Annual Incentive Compensation".

        Mr. Curry is an at-will employee and his bonus was not awarded under the terms of an employment agreement or any other compensatory arrangement. The amount of Mr. Curry's bonus was determined by the compensation committee, in accordance with the Company's general compensation policies.

Employment Agreements

        In November 2010, the Company entered into employment agreements in connection with hiring Mr. Weinreb as Chief Executive Officer of the Company and Mr. Herlitz as President of the Company. In February 2011, the Company entered into an employment agreement with Andrew Richardson in connection with hiring him as Chief Financial Officer of the Company. In April 2011, the Company entered into an employment agreement with Peter F. Riley in connection with hiring him as Senior Vice President, Secretary and General Counsel of the Company. Each of these employment agreements has a term of six years, unless terminated earlier. The agreements provide for an annual base salary of $1,000,000 for Mr. Weinreb, $750,000 for Mr. Herlitz, $500,000 for Mr. Richardson and $500,000 for Mr. Riley. Mr. Curry is an at-will employee and does not have an employment agreement with the Company.

        Under these agreements, if the Company terminates the employment of the executive without cause or the executive terminates his employment for good reason, in either case, in connection with or within 12 months following a change in control of the Company, the terminated executive will be entitled to receive:

  •
  an amount equal to three times (two times for Messrs. Richardson and Riley) the sum of his base salary and annual incentive compensation for target level performance for the year in which the termination occurs (the "Severance Payment");

  •
  an amount equal to his annual incentive compensation for the year in which the termination occurs, prorated for the number of days elapsed since the beginning of the year, based upon achievement of the applicable performance measures and objectives through the date of termination;

  •
  any unpaid base salary and accrued vacation through the date of termination; and

  •
  any other earned, but unpaid outstanding compensatory arrangements.

        Additionally, any outstanding equity awards held by the executive will immediately vest and become non-forfeitable.

        If an executive's employment is terminated under any other circumstances, the terminated executive will be entitled to receive the payments described above other than the Severance Payment and outstanding equity awards that have not vested and are subject to forfeiture.

        An executive is deemed to have been terminated without cause if the Board (excluding the executive if he is also a director) unanimously determines to terminate the executive for any reason other than:

  •
  conviction, plea of guilty or no contest to any felony;

  •
  gross negligence or willful misconduct in the performance of his duties;

  •
  drug addiction or habitual intoxication;

  •
  willful commission of fraud, embezzlement, misappropriation of funds, breach of fiduciary duty, violation of law or a material act of dishonesty against the Company;

  •
  material and continued breach of the employment agreement, after written notice for substantial performance is delivered by the Company;

  •
  willful material breach of Company policy or code of conduct; or

  •
  willful and continued failure to substantially perform his duties, other than as a result of the executive's incapacity due to physical or mental illness.

        An executive is deemed to have terminated his employment for good reason if his termination is based on the occurrence of any of the following events without the executive's consent:

  •
  a material diminution in his base compensation;

  •
  a material diminution in his authority, duties or responsibilities;

  •
  the executive no longer reports directly to the Chief Executive Officer or for Mr. Weinreb, the Board; or

  •
  any other action or inaction that constitutes a material breach by the Company of the executive's employment agreement.

        Each of the executives has agreed during the term of employment and for 12 months after his date of termination not to engage in any business competitive with the Company or to solicit the Company's employees without the prior written consent of the Company.

Stock Awards

        In March 2011, the Company granted Mr. Richardson a one-time award of 20,000 restricted shares of Company common stock in accordance with the terms of his employment agreement. In May 2011, the Company granted Mr. Riley a one-time award of 10,000 restricted shares of Company common stock in accordance with the terms of his employment agreement. Mr. Richardson's restricted shares vest in their entirety in March 2016 and Mr. Riley's restricted shares vest in their entirety in May 2016. For additional information, see "Compensation Discussion and Analysis—Long Term Incentive Compensation."

Option Awards

        In February 2011, the Company granted Mr. Curry an option to purchase 100,000 shares of common stock of the Company, generally is not exercisable until January 1, 2017. The option granted to Mr. Curry was part of a larger grant of option awards to new hires and employees that assisted the Company with the spin-off.

Outstanding Equity Awards at Fiscal Year-End

        The following table provides information on the holdings of stock options and restricted stock by the named executives at December 31, 2014.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David R. Weinreb	—	—		—	—	—	—	—	—
Grant Herlitz
03/21/2014(1)								6,945	905,767
03/21/2014(2)								1,736	226,409
06/06/2013(1)	—	—		—	—	—	—	9,097	1,186,431
06/06/2013(2)	—	—		—	—	—	—	2,274	296,575
Andrew Richardson
03/21/2014(1)								3,472	452,818
03/21/2014(2)								868	113,205
06/06/2013(1)	—	—		—	—	—	—	4,852	632,798
06/06/2013(2)								1,213	158,199
03/28/2011(3)(4)	—	—		—	—	—	—	20,000	2,608,400
Peter Riley
03/21/2014(1)								1,215	158,460
03/21/2014(2)								304	39,648
06/06/2013(1)	—	—		—	—	—	—	1,819	237,234
06/06/2013(2)	—	—		—	—	—	—	455	59,341
05/02/2011(3)(4)	—	—		—	—	—	—	10,000	1,304,200
Christopher Curry
02/24/2014(1)								1,762	229,800
02/24/2014(2)								440	57,385
06/06/2013(1)	—	—		—	—	—	—	3,000	391,260
06/06/2013(2)	—	—		—	—	—	—	750	97,815
02/28/2011	—	100,000	(5)	57.77	02/28/2021	—	—	—	—

(1)
Reflects the total amount of restricted stock (time-based vesting) and the market value of such stock based on a per share price of $130.42, the closing price of our common stock on December 31, 2014. The restrictions on the shares of restricted stock granted in 2013 lapse on December 31, 2017 and the restriction on the shares of restricted granted in 2014 lapse on December 31, 2018.

(2)
Reflects the total amount of restricted stock (performance-based vesting) and the value of such stock that vest depending upon the attainment of specified levels of TSR. The amount and value of restricted stock (performance-based vesting) reported are based on achieving the threshold performance level. The market value of such stock is based on a per share price of $130.42, the closing price of our common stock on December 31, 2014. See Footnote 2 of the 2014 Grants of Plan-Based Awards table for information regarding the vesting of restricted stock (performance-based vesting).

(3)
The restricted shares granted to Messrs. Richardson and Riley cliff vest on March 28, 2016 and May 2, 2016, respectively.

(4)
The market value of the restricted stock is based on a per share price of $130.42, the closing price of our common stock on December 31, 2014.

(5)
Mr. Curry was granted an option to purchase 100,000 shares of common stock on February 28, 2011, which becomes exercisable on January 1, 2017. Upon death or permanent disability, the options will be deemed to vest at a rate of

  20% per year and the vested options will be immediately exercisable. Any or all of the options may become immediately exercisable upon retirement in the sole discretion of the Chief Executive Officer of the Company.

2014 Option Exercises and Stock Vested

          None of the Named Executives exercised any options or had any restricted stock that vested during 2014.

Potential Payments Upon Termination or Change in Control

          The following table summarizes the compensation and other benefits that would have become payable to the Named Executives (excluding Mr. Curry) assuming their employment had terminated on December 31, 2014, given the executive officer's base salary as of that date. In addition, the following table summarizes the compensation that would become payable to each of the Named Executives (excluding Mr. Curry) assuming that a change in control of the Company had occurred on December 31, 2014.

          In reviewing the table, please note the following:

  •
  the amounts shown are the benefits payable under the Company's employment agreements with Messrs. Weinreb, Herlitz, Richardson and Riley. For additional information regarding these employment agreements, see "Employment Agreements."

  •
  the cash severance payments payable under the Company's employment agreements with Messrs. Weinreb, Herlitz, Richardson and Riley include annual incentive compensation. In fiscal 2014, the compensation committee determined that each of Messrs. Weinreb, Herlitz, Richardson and Riley achieved the maximum level of performance. For additional information regarding these annual incentive compensation see "Annual Incentive Compensation Plan" and "Employment Agreements."

	Cash Severance ($)	Acceleration of Equity Awards ($)	Total ($)
David. R. Weinreb
Termination for any reason not in connection with a change in control	3,000,000	—	3,000,000
Termination without cause or for good reason in connection with a change in control	10,500,000	—	10,500,000
Grant Herlitz
Termination for any reason not in connection with a change in control	1,875,000	—	1,875,000
Termination without cause or for good reason in connection with a change in control	6,375,000	4,184,656	10,559,656
Andrew C. Richardson
Termination for any reason not in connection with a change in control	1,200,000	—	1,200,000
Termination without cause or for good reason in connection with a change in control	3,200,000	4,779,763	7,979,763
Peter F. Riley
Termination for any reason not in connection with a change in control	900,000	—	900,000
Termination without cause or for good reason in connection with a change in control	2,500,000	2,095,849	4,595,849

EQUITY COMPENSATION PLAN INFORMATION

        As of December 31, 2014, the Incentive Plan was the only compensation plan under which securities of the Company were authorized for issuance. The following table provides information as of December 31, 2014 regarding the Company's existing plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders(1)	1,046,490	72.61	3,481,485

(1)
Reflects stock option and restricted stock grants under the Incentive Plan.

STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

        In order to be included in the Company's proxy materials for the 2016 annual meeting of stockholders, a stockholder proposal must be received in writing by the Company at The Howard Hughes Corporation, One Galleria Tower, 13355 Noel Road, 22nd Floor, Dallas, Texas 75240, Attention: Corporate Secretary, by December 5, 2015, and otherwise comply with all requirements of the SEC for stockholder proposals.

        If you do not wish to submit a proposal for inclusion in next year's proxy materials, but instead wish to present it directly at the annual meeting of stockholders, you must give timely written notice of the proposal to the Company's Corporate Secretary. To be timely, the notice (including a notice recommending a director candidate) must be delivered to the above address no earlier than 120 days (January 15, 2016) nor later than 90 days prior (February 14, 2016) to the first anniversary date of the preceding year's annual meeting. The notice must describe the stockholder proposal in reasonable detail and provide certain other information required by the Company's by-laws. A copy of the Company's by-laws is available upon request from the Company's Corporate Secretary.

 OTHER MATTERS

        This Proxy Statement is being furnished in connection with the solicitation of proxies by the Company. All of the expenses involved in soliciting proxies for the Annual Meeting will be paid by the Company. We may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses reasonably incurred by them in sending proxy materials to beneficial owners of our common stock. The solicitation of proxies will be conducted primarily by mail, but may include telephone, email, or oral communications by directors, officers, or regular employees of the Company, acting without special compensation.

        The Board is not aware of any other business that may be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

By Order of the Board of Directors,

Peter R. Riley Senior Vice President, Secretary and General Counsel
Dallas, Texas April 3, 2015

DIRECTIONS TO ANNUAL MEETING
The Woodlands Resort & Conference Center
2301 North Millbend Drive
The Woodlands, Texas 77380

From Bush Intercontinental Airport

        Take I-45 North or Hardy Toll Road North to Woodlands Parkway (Exit 76B). Follow Woodlands Parkway to Grogan's Mill Road (Merge Right to Exit, Turn Left.) Turn left onto Grogan's Mill Road. Turn right at the first light at North Millbend Drive. The Resort entrance is immediately on the left.

From Points North

        Take I-45 South to Robinson Road/Woodlands Parkway (exit 76), which will bring you to The Woodlands. Turn right onto Woodlands Parkway and follow Woodlands Parkway to Grogan's Mill Road (Merge Right to Exit, Turn Left.) Turn left onto Grogan's Mill Road. Turn right at the first light at North Millbend Drive. The Resort entrance is immediately on the left.

From Points South

        Coming from 610, 59 or Beltway 8, take I-45 North to Woodlands Parkway (Exit 76B). Follow Woodlands Parkway to Grogan's Mill Road (Merge Right to Exit, Turn Left at light.) Turn left onto Grogan's Mill Road. Turn right at the first light at North Millbend Drive. The Resort entrance is immediately on the left.

ANNEX A

Supplemental Information

December 31, 2014

Operating Assets Net Operating Income

        The Company believes that NOI is a useful supplemental measure of the performance of our Operating Assets because it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating real estate properties and the impact on operations from trends in occupancy rates, rental rates, and operating costs. We define NOI as revenues (rental income, tenant recoveries and other income) less expenses (real estate taxes, repairs and maintenance, marketing and other property expenses). NOI also excludes straight line rents and tenant incentives amortization, net interest expense, ground rent amortization, demolition costs, amortization, depreciation, development-related marketing costs and equity in earnings from Real Estate and Other Affiliates.

        We use NOI to evaluate our operating performance on a property-by-property basis because NOI allows us to evaluate the impact that factors such as lease structure, lease rates and tenant base, which vary by property, have on our operating results, gross margins and investment returns.

        Although we believe that NOI provides useful information to the investors about the performance of our Operating Assets due to the exclusions noted above, NOI should only be used as an alternative measure of the financial performance of such assets and not as an alternative to GAAP net income (loss).

        For the year ended Decmber 31, 2013, we reclassified certain retail Operating Assets that were substantially shutdown due to redevelopment-related construction activities underway to the Redevelopments section.

 Operating Assets NOI and REP EBT

	Year Ended December 31,
(In thousands)	2014	2013
Retail
Columbia Regional Building (a)	$268	$—
Cottonwood Square	647	451
Downtown Summerlin (a)	810	(62)
1701 Lake Robbins (b)	185	—
Landmark Mall (a)	953	491
Outlet Collection at Riverwalk (a)	528	(618)
Park West (c)	2,058	1,608
Ward Village (d)	24,255	24,144
20/25 Waterway Avenue	1,505	1,640
Waterway Garage Retail	809	370

Total Retail	32,018	28,024

Office
10-60 Columbia Corporate Center (e)	635	—
70 Columbia Corporate Center (f)	1,716	757
Columbia Office Properties (g)	496	465
One Hughes Landing (h)	4,443	(139)
Two Hughes Landing (a)	157	—
2201 Lake Woodlands Drive	141	(167)
9303 New Trails	1,860	1,679
110 N. Wacker	6,077	6,023
3831 Technology Forest Drive (i)	(1)	—
3 Waterway Square (h)	6,181	2,059
4 Waterway Square	5,756	5,886
1400 Woodloch Forest	1,191	1,160

Total Office	28,652	17,723

85 South Street (a)	(188)	—
Millennium Waterway Apartments	4,386	4,457
The Woodlands Resort & Conference Center (a)	6,092	10,167

Total Retail, Office, Multi-family, Resort & Conference Center	70,960	60,371

The Club at Carlton Woods (a)	(4,410)	(5,241)
The Woodlands Ground leases	458	444
The Woodlands Parking Garages	(598)	(749)
Other Properties (j)	2,116	708

Total Other	(2,434)	(4,838)

Operating Assets NOI—Consolidated and Owned as of December 31, 2014	68,526	55,533

Redevelopments
South Street Seaport (a)	1,234	(5,665)

Total Operating Asset Redevelopments	1,234	(5,665)
Dispositions
Rio West Mall (k)	77	790

Total Operating Asset Dispositions	77	790

Total Operating Assets NOI- Consolidated	69,837	50,658

Straight-line lease amortization (l)	(763)	1,759
Demolition costs	(6,712)	(2,078)
Development-related marketing costs	(9,770)	(3,462)
Depreciation and amortization	(49,272)	(31,427)
Write-off of lease intangibles and other (m)	(2,216)	(2,883)
Equity in earnings from Real Estate Affiliates	2,025	3,893
Interest, net	(16,930)	(19,011)

Total Operating Assets REP EBT (n)	$(13,801)	$(2,551)

	Year Ended December 31,
	2014	2013
	(In thousands)
Operating Assets NOI—Equity and Cost Method Investments
Millennium Woodlands Phase II	$(84)	$(74)
Stewart Title (title company)	2,659	2,514
Summerlin Baseball Club Member, LLC	(153)	(13)
Woodlands Sarofim # 1	1,516	1,417

Operating Assets NOI—equity investees	3,938	3,844
Adjustments to NOI (o)	(1,112)	(77)

Equity Method Investments REP EBT	2,826	3,767
Less: Joint Venture Partner's Share of REP EBT	(2,450)	(2,377)

Equity in earnings from Real Estate Affiliates	376	1,390

Distributions from Summerlin Hospital Investment	1,649	2,503

Segment equity in earnings from Real Estate Affiliates	$2,025	$3,893

Company's Share of Equity Method Investments NOI
Millennium Woodlands Phase II	$(68)	$—
Stewart Title (title company)	1,330	1,257
Summerlin Baseball Club Member, LLC	(77)	(7)
Woodlands Sarofim # 1	303	283

Total NOI—equity investees	$1,488	$1,533

		December 31, 2014
	Economic Ownership
		Debt	Cash
		(In thousands)
Millennium Woodlands Phase II	81.43%	$37,345	$47
Stewart Title(title company)	50.00%	—	211
Summerlin Las Vegas Baseball Club	50.00%	—	742
Woodlands Sarofim #1	20.00%	6,242	669

(a)
Please refer to discussion in the section following the table in our Annual Report on Form 10-K regarding this property.

(b)
1701 Lake Robbins was acquired in July 2014. Annual NOI is expected to be $0.4 million.

(c)
The NOI increase for Park West for the year ended December 31, 2014 compared to 2013 is due to a full year of occupancy of tenants who took possession after the first quarter of 2013.

(d)
NOI remains flat for Ward Village for the year ended December 31, 2014, at $24.3 million as compared to $24.1 million in 2013.

(e)
In December 2014, we acquired six office buildings with approximately 699,884 square feet, commonly known as 10-60 Columbia Corporate Center. Located in downtown Columbia, Maryland, the buildings are currently 93% leased.

(f)
The $1.1 million increase in NOI for 70 Columbia Corporate Center for the year ended December 31, 2014 compared to 2013 was due to increased occupancy.

(g)
The decrease in NOI for Columbia Office Properties for the year ended December 31, 2014 compared to 2013 is primarily due to the relocation of tenants to 70 Columbia Corporate Center during the second quarter of 2013.

(h)
One Hughes Landing and 3 Waterway Square—properties came out of development in 2013. NOI increase is due to a full year of revenue in 2014.

(i)
3831 Technology Forest Drive's tenant took possession on December 24, 2014. Stabilized NOI is expected to be $2.1 million in the first quarter 2015.

(j)
The NOI increase for the year ended December 31, 2014 compared to 2013 is primarily due to lower property management fees.

(k)
Rio West Mall was sold on September 30, 2013.

(l)
The net change in straight-line lease amortization for the year ended December 31, 2014 compared to 2013 is primarily due the amended ground lease at South Street Seaport which occurred in the third quarter of 2013.

(m)
The write-off of lease intangibles and other for the year ended December 31, 2013 is primarily related to the write off of tenant improvements and lease commissions for a terminated tenant at 20/25 Waterway.

(n)
For a detailed breakdown of our Operating Asset segment REP EBT, please refer to Note 17—Segments in the Consolidated Financial Statements of our Annual Report on Form 10-K.

(o)
Adjustments to NOI include straight-line rent and market lease amortization, demolition costs, depreciation and amortization and non-real estate taxes.

ANNEX B

SECTION 382 RIGHTS AGREEMENT

        This Section 382 Rights Agreement, dated as of February 27, 2012 (this "Agreement"), is made and entered into by and between The Howard Hughes Corporation, a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the "Rights Agent").

RECITALS

        WHEREAS, if the Company experiences an "ownership change," as defined in Section 382 of the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code"), its ability to use Tax Benefits (as hereinafter defined) for income tax purposes could be substantially limited or lost altogether; and

        WHEREAS, the Company views the Tax Benefits as highly valuable assets of the Company, which are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits; and

        WHEREAS, on February 24, 2012, the Board of Directors of the Company authorized and declared a dividend distribution of one right (a "Right") in respect of each of the Company's Common Shares (as hereinafter defined) outstanding as of the Close of Business (as hereinafter defined) on March 14, 2012 (the "Record Date"), each Right initially representing the right to purchase one one-hundredth of a Preferred Share (as hereinafter defined), on the terms and subject to the conditions herein set forth, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each Common Share issued or delivered by the Company (whether originally issued or delivered from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined) or as provided in Section 22.

        NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto hereby agree as follows:

        1.    Certain Definitions.    For purposes of this Agreement, the following terms have the meanings indicated:

          (a)   "Acquiring Person" means any Person (other than the Company, any Related Person or any Exempt Person) who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.99% or more of the then-outstanding Common Shares; provided, however, that (i) any Person who would otherwise constitute an Acquiring Person as of 4:00 p.m., Eastern time, on the date of this Agreement (the "Effective Time") will not be deemed to be an Acquiring Person for any purpose of this Agreement unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than (1) pursuant to any agreement or regular-way purchase order for Common Shares that is in effect on or prior to the Effective Time and consummated in accordance with its terms after the Effective Time, (2) as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally, or (3) an Exempt Transaction or (B) any other Person who is the Beneficial Owner of Common Shares becomes an Affiliate or Associate of such Person, provided that the exclusion in this clause (i) shall cease to apply with respect to any Person at such time as such Person, together with all Affiliates and Associates of such Person, ceases to Beneficially Own 4.99% or more of the then-outstanding Common Shares, (ii) a Person will not be deemed to have become an Acquiring Person solely as a result of a reduction in the number of Common Shares outstanding unless and until such time as (A) such Person or any Affiliate or

  Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than as a result of (1) a stock dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally or (2) an Exempt Transaction, or (B) any other Person who is the Beneficial Owner of Common Shares thereafter becomes an Affiliate or Associate of such Person, and (iii) a Person will not be deemed to have become an Acquiring Person solely as a result of an Exempt Transaction unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than as a result of (1) a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally or (2) an Exempt Transaction, or (B) any other Person who is the Beneficial Owner of Common Shares thereafter becomes an Affiliate or Associate of such Person. Notwithstanding the foregoing, if (1) the Board of Directors of the Company determines that a Person who would otherwise be an "Acquiring Person" as defined pursuant to the foregoing provisions of this Section 1(a) has become such inadvertently and that the exemption of such Person from the definition of "Acquiring Person" is in the best interests of the Company, and (2) such Person has divested, divests as promptly as practicable or agrees in writing with the Company to divest a sufficient number of Common Shares so that such Person is not or would no longer be an "Acquiring Person" as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement unless and until such time as such Person (together with all Affiliates and Associates of such Person) again is or becomes the Beneficial Owner of 4.99% or more of the Company's then-outstanding Common Shares.

          (b)   "Affiliate" and "Associate" each means, with respect to any Person, any other Person (other than a Related Person or an Exempt Person) whose Common Shares would be deemed constructively owned by such first Person, owned by a single "entity" within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations that includes such first Person, or otherwise aggregated with Common Shares owned by such first Person pursuant to the provisions of the Code or the Treasury Regulations.

          (c)   "Agreement" has the meaning set forth in the Preamble to this Agreement.

          (d)   A Person will be deemed the "Beneficial Owner" of, and to "Beneficially Own," any securities:

              (i)  which such Person or any of such Person's Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement;

             (ii)  which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has or shares the right to receive or direct the receipt of (A) the proceeds of a disposition of, or (B) any dividends with respect to, including pursuant to any agreement, arrangement or understanding (whether or not in writing);

            (iii)  the beneficial ownership of which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, warrants, options or other rights (in each case, other than upon exercise or exchange of the Rights); but only if the right to acquire such securities would be treated as having been exercised under Section 1.382-4(d) of the Treasury Regulations; or

            (iv)  of which any other Person is the Beneficial Owner, if (A) such Person would be deemed to constructively own such securities pursuant to Section 382 of the Code or any successor or replacement provision and the Treasury Regulations promulgated thereunder, or

    (B) such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person (or any of such other Person's Affiliates or Associates) to make a "coordinated acquisition" of such securities within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or is otherwise included in the same "entity" within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations as such other Person;

  provided, however, that a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person's status as a "clearing agency," as defined in Section 3(a)(23) of the Exchange Act; provided further, however, that nothing in this Section 1(d) will cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person's participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the Board of Directors of the Company may determine in any specific case. Notwithstanding anything in this Agreement to the contrary, to the extent not included within the foregoing provisions of this Section 1(d), a Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own" or have "beneficial ownership" of, any securities which such Person would be deemed to constructively own or which otherwise would be aggregated with securities owned by such Person for purposes of Section 382 of the Code, or any successor or replacement provision.

          (e)   "Brookfield" means Brookfield Retail Holdings (formerly known as REP Investments LLC), an affiliate of Brookfield Asset Management Inc.

          (f)    "Brookfield Letter" means the letter agreement, dated as of November 9, 2010, as it may be amended from time to time, by and between Brookfield and the Company.

          (g)   "Brookfield Warrants" means the New Warrants and the GGO Warrants, as such terms are defined in the Cornerstone Agreement.

          (h)   "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York or the State of New Jersey (or such other state in which the principal office of the Rights Agent is located) are authorized or obligated by law or executive order to close.

          (i)    "Close of Business" on any given date means 5:00 p.m., Eastern time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., Eastern time, on the next succeeding Business Day.

          (j)    "Code" has the meaning set forth in the Recitals to this Agreement.

          (k)   "Common Shares" when used with reference to the Company means the shares of common stock, par value $0.01 per share, of the Company; provided, however, that if the Company is the continuing or surviving corporation in a transaction described in Section 13(a)(ii), "Common Shares" when used with reference to the Company means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of the Company. "Common Shares" when used with reference to any corporation or other legal entity other than the Company, including an Issuer, means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of such corporation or other legal entity.

          (l)    "Company" has the meaning set forth in the Preamble to this Agreement.

          (m)  "Cornerstone Agreement" means the Amended and Restated Cornerstone Investment Agreement, effective as of March 31, 2010, between Brookfield and GGP.

          (n)   "current market price" has the meaning set forth in Section 11(d)(i).

          (o)   "Distribution Date" means the earlier of: (i) the Close of Business on the tenth calendar day following the Share Acquisition Date (or, if the tenth calendar day following the Share Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board of Directors of the Company) after the commencement of a tender or exchange offer by any Person (other than the Company, any Related Person or any Exempt Person), if upon the consummation thereof such Person would be the Beneficial Owner of 4.99% or more of the then-outstanding Common Shares.

          (p)   "Effective Time" has the meaning set forth in Section 1(a).

          (q)   "equivalent common shares" has the meaning set forth in Section 11(a)(iii).

          (r)   "equivalent preferred shares" has the meaning set forth in Section 11(a)(iii).

          (s)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (t)    "Exchange Ratio" has the meaning set forth in Section 24(a).

          (u)   "Exempt Person" means a Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.99% or more of the then-outstanding Common Shares will not, as determined by the Board of Directors of the Company in its sole discretion at any time prior to the time at which the Rights cease to be redeemable pursuant to Section 23, jeopardize, endanger or limit (in timing or amount) the availability to the Company of any Tax Benefit; provided, however, that such a Person will cease to be an Exempt Person if the Board of Directors of the Company subsequently makes a contrary determination in its sole discretion with respect to the effect of such Person's Beneficial Ownership (together with all Affiliates and Associates of such Person), regardless of the reason for such contrary determination.

          (v)   "Exempt Transaction" means any transaction that the Board of Directors of the Company determines, in its sole discretion, at any time prior to the time at which the Rights cease to be redeemable pursuant to Section 23, is exempt for purposes of this Agreement, which determination will be irrevocable.

          (w)  "Exercise Value" has the meaning set forth in Section 11(a)(iii).

          (x)   "Expiration Date" means the earliest of (i) the Close of Business on the third anniversary of the Record Date, (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which all exercisable Rights are exchanged as provided in Section 24, (iv) the Close of Business on the effective date of the repeal of Section 382 of the Code or any successor or replacement provision if the Board of Directors of the Company determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (v) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no Tax Benefits may be carried forward, and (vi) the Close of Business on the first Business Day following the certification of the voting results of the Company's 2012 annual meeting of stockholders, if Stockholder Approval has not been obtained prior to such date.

          (y)   "Fairholme Agreement" means the Amended and Restated Stock Purchase Agreement, effective as of March 31, 2010, between GGP and the Fairholme Purchasers.

          (z)   "Fairholme Letter" means the letter agreement, dated as of November 9, 2010, as it may be amended from time to time, by and between Brookfield and the Company.

          (aa) "Fairholme Purchaser" means The Fairholme Fund and Fairholme Focused Income Fund.

          (bb) "Fairholme Warrants" means the New Warrants and the GGO Warrants, as such terms are defined in the Fairholme Agreement.

          (cc) "Flip-in Event" has the meaning set forth in Section 11(a)(ii).

          (dd) "Flip-over Event" means any event described in clauses (i), (ii) or (iii) of Section 13(a).

          (ee) "GGO Non-Control Agreement" has the meaning ascribed thereto in the Pershing Agreement.

          (ff)  "GGP" means General Growth Properties, Inc.

          (gg) "Issuer" has the meaning set forth in Section 13(b).

          (hh) "PCM" means Pershing Square Capital Management, L.P.

          (ii)   "Pershing Agreement" means the Amended and Restated Stock Purchase Agreement, effective as of March 31, 2010, between GGP and PCM, on behalf of itself and each of the Pershing Purchasers.

          (jj)   "Pershing Letter" means the letter agreement, dated as of November 9, 2010, as it may be amended from time to time, by and between Brookfield and the Company.

          (kk) "Pershing Purchaser" means each of Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd. and Pershing Square International V, Ltd.

          (ll)   "Pershing Purchaser Group" means the Purchaser Group, as defined in the Pershing Agreement.

          (mm)  "Pershing Warrants" means the New Warrants and the GGO Warrants, as such terms are defined in the Pershing Agreement.

          (nn) "Person" means any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust or other legal entity, and any group of persons making a "coordinated acquisition" of shares or otherwise treated as an "entity" within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and includes any successor (by merger or otherwise) of such entity or group.

          (oo) "Preferred Shares" means shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having substantially the rights and preferences set forth in the form of Certificate of Designation of Series A Junior Participating Preferred Stock attached as Exhibit A.

          (pp) "Purchase Price" means initially $275.00 per one one-hundredth of a Preferred Share, subject to adjustment from time to time as provided in this Agreement.

          (qq) "Record Date" has the meaning set forth in the Recitals to this Agreement.

          (rr)  "Redemption Price" means $0.001 per Right, subject to adjustment by resolution of the Board of Directors of the Company to reflect any stock split, stock dividend or similar transaction occurring after the Record Date.

          (ss)  "Related Person" means (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan.

          (tt)  "Right" has the meaning set forth in the Recitals to this Agreement.

          (uu) "Right Certificates" means certificates evidencing the Rights, in substantially the form attached as Exhibit B.

         (vv)  "Rights Agent" means Computershare Trust Company, N.A., a federally chartered trust company, unless and until a successor Rights Agent has become such pursuant to the terms of this Agreement, and thereafter, "Rights Agent" means such successor Rights Agent.

          (ww)  "Securities Act" means the Securities Act of 1933, as amended.

          (xx) "Share Acquisition Date" means the first date of public announcement by the Company (by press release, filing made with the Securities and Exchange Commission or otherwise) that an Acquiring Person has become such.

          (yy) "Stockholder Approval" means the approval of this Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding Common Shares of the Company present in person or represented by proxy at a duly called meeting of stockholders of the Company (or any adjournment or postponement thereof) and entitled to vote on a proposal to approve this Agreement.

          (zz) "Subsidiary" when used with reference to any Person means any corporation or other legal entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person; provided, however, that for purposes of Section 13(b), "Subsidiary" when used with reference to any Person means any corporation or other legal entity of which at least 20% of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.

          (aaa)  "Summary of Rights" has the meaning set forth in Section 3(a).

          (bbb)  "Tax Benefits" means the net operating loss carry-overs, capital loss carry-overs, general business credit carry-overs, alternative minimum tax credit carry-overs and foreign tax credit carry-overs, as well as any "net unrealized built-in loss" within the meaning of Sections 382 and 383 of the Code or any successor or replacement provisions, of the Company or any direct or indirect subsidiary thereof.

          (ccc)  "Trading Day" means any day on which the principal national securities exchange or quotation system on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange or quotation system, a Business Day.

          (ddd)  "Treasury Regulations" means final and temporary income tax regulations promulgated under the Code, including any amendments thereto.

          (eee)  "Triggering Event" means any Flip-in Event or Flip-over Event.

          (fff) "Trust" has the meaning set forth in Section 24(a).

          (ggg)  "Trust Agreement" has the meaning set forth in Section 24(a).

        Notwithstanding anything in this Agreement to the contrary, (i) (A) neither Brookfield nor any Brookfield Consortium Member will be deemed an Acquiring Person, (B) none of a Distribution Date, a Share Acquisition Date, a Flip-in Event, a Flip-over Event or a Triggering Event will be deemed to occur or to have occurred, and (C) the Rights will not become separable, distributable, unredeemable, triggered or exercisable, in each such case, by reason or as a result of (1) the execution, delivery or performance of the Cornerstone Agreement or the Brookfield Letter or (2) the consummation of the transactions contemplated by the Cornerstone Agreement or the Brookfield Letter, including the acquisition of Brookfield Warrants or Common Shares of the Company by Brookfield or any Brookfield Consortium Member as permitted by the Cornerstone Agreement, The Brookfield Letter or any Brookfield Warrants; (ii) (A) none of PCM, any Pershing Purchaser or any member of the Pershing Purchaser Group will be deemed an Acquiring Person, (B) none of a Distribution Date, a Share Acquisition Date, a Flip-in Event, a Flip-over Event or a Triggering Event will be deemed to occur or to have occurred, and (C) the Rights will not become separable, distributable, unredeemable, triggered or exercisable, in each such case, by reason or as a result of (1) the execution, delivery or performance of the Pershing Agreement or the Pershing Letter or (2) the consummation of the transactions contemplated by the Pershing Agreement or the Pershing Letter, including the acquisition of Pershing Warrants or Common Shares of the Company by any Pershing Purchaser as permitted by the Pershing Agreement, the Pershing Square Letter or any Pershing Warrants or as otherwise contemplated by the GGO Non-Control Agreement; and (iii) (A) no Fairholme Purchaser will be deemed an Acquiring Person, (B) none of a Distribution Date, a Share Acquisition Date, a Flip-in Event, a Flip-over Event or a Triggering Event will be deemed to occur or to have occurred, and (C) the Rights will not become separable, distributable, unredeemable, triggered or exercisable, in each such case, by reason or as a result of (1) the execution, delivery or performance of the Fairholme Agreement or the Fairholme Letter or (2) the consummation of the transactions contemplated by the Fairholme Agreement or the Fairholme Letter, including the acquisition of Fairholme Warrants or Common Shares of the Company by any Fairholme Purchaser as permitted by the Fairholme Agreement, the Fairholme Letter or any Fairholme Warrants.

        2.    Appointment of Rights Agent.    The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions of this Agreement (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time act as co-Rights agent or appoint such co-Rights agents as it may deem necessary or desirable, upon ten days' prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights agents, the respective duties of the Rights Agent and any co-Rights agents under the provisions of this Agreement shall be as the Company shall reasonably determine, and the Company will notify, in writing, the Rights Agent and any co-Rights agents of such respective duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights agents. Any actions which may be taken by the Rights Agent pursuant to the terms of this Agreement may be taken by any such co-Rights agent. To the extent that any co-Rights agent takes any action pursuant to this Agreement, such co-Rights agent will be entitled to all of the rights and protections of, and subject to all of the applicable duties and obligations imposed upon, the Rights Agent pursuant to the terms of this Agreement.

        3.    Issue of Right Certificates.    (a) Until the Distribution Date, (i) the Rights will be evidenced by the certificates representing Common Shares registered in the names of the record holders thereof, which certificates representing Common Shares will also be deemed to be Right Certificates (or, if the Common Shares are uncertificated, by the registration of the associated Common Shares on the stock transfer books of the Company), (ii) the Rights will be transferable only in connection with the transfer of the underlying Common Shares, and (iii) the transfer of any Common Shares in respect of which Rights have been issued will also constitute the transfer of the Rights associated with such Common Shares. On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit C (the "Summary of Rights"), by first-class mail, postage-prepaid, to each record holder of Common Shares as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with the Summary of Rights.

        (b)   Rights will be issued by the Company in respect of all Common Shares (other than Common Shares issued upon the exercise or exchange of any Right) issued or delivered by the Company (whether originally issued or delivered from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date. Certificates evidencing such Common Shares will have stamped on, impressed on, printed on, written on, or otherwise affixed to them a legend substantially in the following form or such similar legend as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Common Shares may from time to time be listed or quoted, or to conform to usage:

  This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Section 382 Rights Agreement between The Howard Hughes Corporation and Computershare Trust Company, N.A., dated as of February 27, 2012 (as it may be amended from time to time, the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of The Howard Hughes Corporation. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this Certificate. The Howard Hughes Corporation will mail to the holder of this Certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.

        (c)   Any Right Certificate issued pursuant to this Section 3 that represents Rights beneficially owned by an Acquiring Person or any Associate or Affiliate thereof and any Right Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate and any Right Certificate issued pursuant to Section 6 or 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall be subject to and contain a legend substantially in the following form or such similar legend as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage:

  The Rights represented by this Right Certificate are or were beneficially owned by a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Right Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 11(a)(ii) or Section 13 of the Rights Agreement.

        (d)   As promptly as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all relevant information and documents, send), by first-class, insured, postage prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate evidencing one Right for each Common Share so held, subject to adjustment as provided herein. As of and after Close of Business on the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall, as promptly as practicable, notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

        (e)   In the event that the Company purchases or otherwise acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares will be deemed canceled and retired so that the Company will not be entitled to exercise any Rights associated with the Common Shares so purchased or acquired.

        4.    Form of Right Certificates.    The Right Certificates (and the form of election to purchase and the form of assignment to be printed on the reverse thereof) will be substantially in the form attached as Exhibit B with such changes and marks of identification or designation, and such legends, summaries or endorsements printed thereon, as the Company may deem appropriate (but which do not affect the rights, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any applicable rule or regulation made pursuant thereto or with any applicable rule or regulation of any stock exchange, trading market or automated quotation system on which the Rights may from time to time be listed or quoted, or to conform to customary usage. Subject to the provisions of Section 22, the Right Certificates, whenever issued, on their face will entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as are set forth therein at the Purchase Price set forth therein, but the Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding will be subject to adjustment as provided herein.

        5.    Countersignature and Registration.    (a) The Right Certificates will be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and will have affixed thereto the Company's seal or a facsimile thereof which will be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates will be countersigned by the Rights Agent, either manually or by facsimile signature, and will not be valid for any purpose unless so countersigned. In case any officer of the Company who signed any of the Right Certificates ceases to be such an officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such an officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, is a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

        (b)   Following the Distribution Date and receipt by the Rights Agent of written notice to that effect and all other relevant information and documents referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any quotation system on which the Rights may from time to time be listed or quoted, books for registration and transfer of the Right Certificates issued hereunder. Such books will show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

        6.    Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.    (a) Subject to the provisions of Sections 7(d) and 14, at any time after the Close of Business on the Distribution Date and at or prior to the Expiration Date, any Right Certificate or Right Certificates representing exercisable Rights may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share (or other securities, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any such Right Certificate or Right Certificates must make such request in a writing delivered to the Rights Agent and must surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any Right Certificate surrendered for transfer until the registered holder shall have properly completed and duly executed the certification contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon or as promptly as practicable thereafter, subject to the provisions of Sections 7(d) and 14, the Company will prepare, execute and deliver to the Rights Agent, and the Rights Agent will countersign and deliver to the Person entitled thereto, a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Right Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company may specify by written notice. The Rights Agent shall have no duty or obligation under any Section of this Rights Agreement which requires the payment of taxes or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

        (b)   Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, if requested by the Company or the Rights Agent, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will prepare, execute and deliver a new Right Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

        7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.    (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date and prior to the Expiration Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment in cash, in lawful money of the United States of America by certified check or bank draft payable to the order of the Company, equal to the sum of (i) the exercise price for the total number of securities as to which such surrendered Rights are exercised and (ii) an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with the provisions of Section 9(d).

        (b)   Upon receipt of a Right Certificate representing exercisable Rights with the form of election to purchase properly completed and duly executed, accompanied by payment as described above, the Rights Agent will promptly (i) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent) certificates representing the number of one one-hundredths of a Preferred Share to be purchased or, in the case of uncertificated shares or other securities, requisition from any transfer agent therefor a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests), or, if the Company elects to deposit Preferred Shares issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests), (ii) after receipt of such certificates (or written notices or depositary receipts, as the case may be), cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, (iii) when necessary to comply with this Rights Agreement, requisition from the Company or any transfer agent therefor (or make available, if the Rights Agent is the transfer agent) certificates representing the number of equivalent common shares (or, in the case of uncertificated shares, a notice of the number of equivalent common shares for which registration will be made on the stock transfer books of the Company) to be issued in lieu of the issuance of Common Shares in accordance with the provisions of Section 11(a)(iii), (iv) when necessary to comply with this Rights Agreement, after receipt of such certificates or notices, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, (v) when necessary to comply with this Rights Agreement, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 14 or in lieu of the issuance of Common Shares in accordance with the provisions of Section 11(a)(iii), (vi) when necessary to comply with this Rights Agreement, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate, and (vii) when necessary to comply with this Rights Agreement, deliver any due bill or other instrument provided to the Rights Agent by the Company for delivery to the registered holder of such Right Certificate as provided by Section 11(l).

        (c)   In case the registered holder of any Right Certificate exercises less than all the Rights evidenced thereby, the Company will prepare, execute and deliver a new Right Certificate evidencing the Rights remaining unexercised and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder of such Right Certificate or to his, hers or its duly authorized assigns, subject to the provisions of Section 14.

        (d)   Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company will be obligated to undertake any action with respect to any purported transfer, split up, combination or exchange of any Right Certificate pursuant to Section 6 or exercise of a Right Certificate as set forth in this Section 7 unless the registered holder of such Right Certificate has (i) properly completed and duly executed the certificate following the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Right Certificate surrendered for such transfer, split up, combination, exchange or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company may reasonably request.

        8.    Cancellation and Destruction of Right Certificates.    All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange will, if surrendered to the Company or to any of its stock transfer agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, will be canceled by it, and no Right Certificates will be issued in lieu thereof except as expressly permitted by the provisions of this Agreement. The Company will deliver to the Rights Agent for cancellation and retirement, and the Rights Agent will so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent will deliver all canceled Right Certificates to the Company, or will, at the written request of the Company, destroy such canceled Right Certificates, and in such case will deliver a certificate of destruction thereof to the Company.

        9.    Company Covenants Concerning Securities and Rights.    The Company covenants and agrees that:

          (a)   It will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, a number of Preferred Shares that will be sufficient to permit the exercise pursuant to Section 7 of all outstanding Rights.

          (b)   So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) issuable upon the exercise of the Rights may be listed on a national securities exchange or quoted on a quotation system, it will endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed on such exchange or quoted on such system, upon official notice of issuance upon such exercise.

          (c)   It will take all such action as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) delivered (or evidenced by registration on the stock transfer books of the Company) upon exercise of Rights, at the time of delivery of the certificates for (or registration of) such securities, will be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and nonassessable securities.

          (d)   It will pay when due and payable any and all federal and state taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates representing securities issued upon the exercise of Rights (or, if such securities are uncertificated, the registration of such securities on the stock transfer books of the Company); provided, however, that the Company will not be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts representing (or the registration of) securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates, depositary receipts or notices representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's or the Rights Agent's satisfaction that no such tax or charge is due.

          (e)   It will use its best efforts (i) to file on an appropriate form, as soon as practicable following the later of the Share Acquisition Date and the Distribution Date, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing, and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the applicable state securities or "blue sky" laws in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time after the date set forth in clause (i) of the first sentence of this Section 9(e), the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective. Upon any such suspension, the Company will issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights in each relevant jurisdiction until such time as a registration statement has been declared effective and, upon any such suspension, the Company will issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with the prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. Notwithstanding anything in this Agreement to the contrary, the Rights will not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.

          (f)    Notwithstanding anything in this Agreement to the contrary, after the later of the Share Acquisition Date and the Distribution Date, the Company will not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will eliminate or otherwise diminish the benefits intended to be afforded by the Rights.

          (g)   In the event that the Company is obligated to issue other securities of the Company and/or pay cash pursuant to Section 11, 13, 14 or 24, it will make all arrangements necessary so that such other securities and/or cash are available for distribution by the Rights Agent, if and when appropriate.

        10.    Record Date.    Each Person in whose name any certificate representing Preferred Shares (or Common Shares and/or other securities, as the case may be) is issued (or in which such securities are registered upon the stock transfer books of the Company) upon the exercise of Rights will for all purposes be deemed to have become the holder of record of the Preferred Shares (or Common Shares and/or other securities, as the case may be) represented thereby on, and such certificate (or registration) will be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price and all applicable taxes or charges were made; provided, however, that, if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Shares (or Common Shares and/or other securities, as the case may be) are closed, such Person will be deemed to have become the record holder of such securities on, and such certificate (or registration) will be dated, the next succeeding Business Day on which the transfer books of the Company for the Preferred Shares (or Common Shares and/or other securities, as the case may be) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate will not be entitled to any rights of a holder of any security for which the Rights are or may become exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and will not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

        11.    Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights.    The Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

          (a)   (i) In the event that the Company at any time after the Record Date (A) declares a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivides the outstanding Preferred Shares, (C) combines the outstanding Preferred Shares into a smaller number of Preferred Shares, or (D) issues any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification and/or the number and/or kind of shares of capital stock issuable on such date upon exercise of a Right, will be proportionately adjusted so that the holder of any Right exercised after such time is entitled to receive upon payment of the Purchase Price then in effect the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company for the Preferred Shares were open, the holder of such Right would have owned upon such exercise (and, in the case of a reclassification, would have retained after giving effect to such reclassification) and would have been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) or Section 13, the adjustment provided for in this Section 11(a)(i) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii) or Section 13.

          (ii)   Subject to the provisions of Section 24, if any Person becomes an Acquiring Person, (a "Flip-in Event"), then, from and after the latest of the Distribution Date, the Share Acquisition Date and the date of the occurrence of such Flip-in Event, proper provision will be made so that each holder of a Right, except as provided below, will thereafter have the right to receive, upon exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), in lieu of Preferred Shares, such number of Common Shares as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, multiplying the then-current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), and dividing that product by (y) 50% of the current per share market price of the Common Shares (determined pursuant to Section 11(d)) on the date of the occurrence of such Flip-in Event. Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-in Event, any Rights that are Beneficially Owned by (A) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of a Flip-in Event, or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the occurrence of a Flip-in Event pursuant to either (1) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (2) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this Section 11(a)(ii), and subsequent transferees of any of such Persons, will be null and void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company will use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but will have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. Upon the occurrence of a Flip-in Event, no Right Certificate that represents Rights that are or have become null and void pursuant to the provisions of this Section 11(a)(ii) will thereafter be issued pursuant to Section 3 or Section 6, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this Section 11(a)(ii) will be canceled. Upon the occurrence of a Flip-over Event, any Rights that shall not have been previously exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only pursuant to Section 13 and not pursuant to this Section 11(a)(ii).

          (iii)  Upon the occurrence of a Flip-in Event, if there are not sufficient Common Shares authorized but unissued or issued but not outstanding to permit the issuance of all the Common Shares issuable in accordance with Section 11(a)(ii) upon the exercise of a Right, the Board of Directors of the Company will use its best efforts promptly to authorize and, subject to the provisions of Section 9(e), make available for issuance additional Common Shares or other equity securities of the Company having equivalent voting rights and an equivalent value (as determined in good faith by the Board of Directors of the Company) to the Common Shares (for purposes of this Section 11(a)(iii), "equivalent common shares"). In the event that equivalent common shares are so authorized, upon the exercise of a Right in accordance with the provisions of Section 7, the registered holder will be entitled to receive (A) Common Shares, to the extent any are available, and (B) a number of equivalent common shares, which the Board of Directors of the Company has determined in good faith to have a value equivalent to the excess of (x) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of all the Common Shares issuable in accordance with Section 11(a)(ii) upon the exercise of a Right (the "Exercise Value") over (y) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of any Common Shares available for issuance upon the exercise of such Right; provided, however, that if at any time after 90 calendar days after the latest of the Share Acquisition Date, the Distribution Date and the date of the occurrence of the most recent Flip-in Event, there are not sufficient Common Shares and/or equivalent common shares available for issuance upon the exercise of a Right, then the Company will be obligated to deliver, upon the surrender of such Right and without requiring payment of the Purchase Price, Common Shares (to the extent available), equivalent common shares (to the extent available) and then cash (to the extent permitted by applicable law and any agreements or instruments to which the Company is a party in effect immediately prior to the Share Acquisition Date), which securities and cash have an aggregate value equal to the excess of (1) the Exercise Value over (2) the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of the most recent Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right would have been exercisable immediately prior to the date of the occurrence of such Flip-in Event if no other Flip-in Event had previously occurred). To the extent that any legal or contractual restrictions prevent the Company from paying the full amount of cash payable in accordance with the foregoing sentence, the Company will pay to holders of the Rights as to which such payments are being made all amounts which are not then restricted on a pro rata basis and will continue to make payments on a pro rata basis as promptly as funds become available until the full amount due to each such Rights holder has been paid.

          (b)   In the event that the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or securities having equivalent rights, privileges and preferences as the Preferred Shares (for purposes of this Section 11(b), "equivalent preferred shares")) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the current per share market price of the Preferred Shares (determined pursuant to Section 11(d)) on such record date, the Purchase Price to be in effect after such record date will be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which is the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration will be as determined in good faith by the Board of Directors of the Company, which determination will be described in a written statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights. Preferred Shares owned by or held for the account of the Company will not be deemed outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price will be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (c)   In the event that the Company fixes a record date for the making of a distribution to all holders of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in Preferred Shares) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date will be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the current per share market price of the Preferred Shares (as determined pursuant to Section 11(d)) on such record date or, if earlier, the date on which Preferred Shares begin to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the Board of Directors of the Company, which determination will be described in a written statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one Preferred Share, and the denominator of which is such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. Such adjustments will be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price will again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (d)   (i) For the purpose of any computation hereunder, the "current per share market price" of Common Shares on any date will be deemed to be the average of the daily closing prices per share of such Common Shares for the 30 consecutive Trading Days immediately prior to but not including such date; provided, however, that in the event that the current per share market price of the Common Shares is determined during a period following the announcement by the issuer of such Common Shares of (A) a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such Common Shares (other than the Rights) or (B) any subdivision, combination or reclassification of such Common Shares, and prior to the expiration of 30 Trading Days after but not including the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price will be appropriately adjusted to take into account ex-dividend trading or to reflect the current per share market price per Common Share equivalent. The closing price for each day will be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated quotation system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated quotation system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such market then in use, or, if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board of Directors of the Company. If the Common Shares are not publicly held or not so listed or traded, or are not the subject of available bid and asked quotes, "current per share market price" will mean the fair value per share as determined in good faith by the Board of Directors of the Company, which determination will be described in a written statement filed with the Rights Agent.

           (ii)  For the purpose of any computation hereunder, the "current per share market price" of the Preferred Shares will be determined in the same manner as set forth above for Common Shares in Section 11(d)(i), other than the last sentence thereof. If the current per share market price of the Preferred Shares cannot be determined in the manner provided above, the "current per share market price" of the Preferred Shares will be conclusively deemed to be an amount equal to the current per share market price of the Common Shares multiplied by one hundred (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Shares occurring after the date of this Agreement). If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, or the subject of available bid and asked quotes, "current per share market price" of the Preferred Shares will mean the fair value per share as determined in good faith by the Board of Directors of the Company, which determination will be described in a statement filed with the Rights Agent. For all purposes of this Agreement, the current per share market price of one one-hundredth of a Preferred Share will be equal to the current per share market price of one Preferred Share divided by one hundred.

          (e)   Except as set forth below, no adjustment in the Purchase Price will be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 will be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of a Common Share or other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 will be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.

          (f)    If as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than Preferred Shares, thereafter the number and/or kind of such other securities so receivable upon exercise of any Right (and/or the Purchase Price in respect thereof) will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Shares

  (and the Purchase Price in respect thereof) will apply on like terms to any such other securities (and the Purchase Price in respect thereof).

          (g)   All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder will evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

          (h)   Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price pursuant to Section 11(b) or Section 11(c), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredths of a Preferred Share issuable upon exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

          (i)    The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-hundredths of a Preferred Share issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights will be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights will become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company will make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, will be at least 10 calendar days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company will, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to the provisions of Section 14, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, will cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Right Certificates evidencing all the Rights to which such holders are entitled after such adjustment. Right Certificates so to be distributed will be issued, executed, and countersigned by the Rights Agent in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and will be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

          (j)    Without respect to any adjustment or change in the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Right Certificate issued hereunder.

          (k)   Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares or below the then par value, if any, of any other securities of the Company issuable upon exercise of the Rights, the

  Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares or such other securities, as the case may be, at such adjusted Purchase Price.

          (l)    In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Preferred Shares or other securities of the Company, if any, issuable upon such exercise over and above the number of Preferred Shares or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Preferred Shares or other securities upon the occurrence of the event requiring such adjustment.

          (m)  Notwithstanding anything in this Agreement to the contrary, the Company will be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board of Directors of the Company determines to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of Preferred Shares at less than the current per share market price therefor, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Shares is not taxable to such stockholders.

          (n)   Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Record Date prior to the Distribution Date (i) pays a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivides the outstanding Common Shares, (iii) combines the outstanding Common Shares into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date, will be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event equals the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction the numerator of which is the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of Common Shares outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) will be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.

        12.    Certificate of Adjusted Purchase Price or Number of Securities.    Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event that causes Rights to become null and void) occurs as provided in Section 11 or Section 13, the Company will promptly (a) prepare a certificate setting forth such adjustment or describing such event and a brief reasonably detailed statement of the facts computations, and methodology accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Preferred Shares and the Common Shares a copy of such certificate, and (c) if such adjustment is made after the Distribution Date, mail a brief summary of such adjustment to each holder of a Right Certificate in accordance with Section 26. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any adjustment or any such event unless and until it shall have received such certificate.

        13.    Consolidation, Merger or Sale or Transfer of Assets or Earning Power.    (a) In the event that:

            (i)  at any time after a Person has become an Acquiring Person, the Company consolidates with, or merges with or into, any other Person and the Company is not the continuing or surviving corporation of such consolidation or merger; or

           (ii)  at any time after a Person has become an Acquiring Person, any Person consolidates with the Company, or merges with or into the Company, and the Company is the continuing or surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all or part of the Common Shares is changed into or exchanged for stock or other securities of any other Person or cash or any other property; or

          (iii)  at any time after a Person has become an Acquiring Person, the Company, directly or indirectly, sells or otherwise transfers (or one or more of its Subsidiaries sells or otherwise transfers), in one or more transactions, assets or earning power (including without limitation securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing in the aggregate more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons other than the Company or one or more of its wholly owned Subsidiaries;

then, and in each such case, proper provision will be made so that from and after the latest of the Share Acquisition Date, the Distribution Date and the date of the occurrence of such Flip-over Event, (A) each holder of a Right thereafter has the right to receive, upon the exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the Share Acquisition Date, such number of duly authorized, validly issued, fully paid, nonassessable and freely tradable Common Shares of the Issuer, free and clear of any liens, encumbrances and other adverse claims and not subject to any rights of call or first refusal, as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is exercisable immediately prior to the Share Acquisition Date and dividing that product by (y) 50% of the current per share market price of the Common Shares of the Issuer (determined pursuant to Section 11(d)), on the date of the occurrence of such Flip-over Event; (B) the Issuer will thereafter be liable for, and will assume, by virtue of the occurrence of such Flip-over Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term "Company" will thereafter be deemed to refer to the Issuer; and (D) the Issuer will take such steps (including without limitation the reservation of a sufficient number of its Common Shares to permit the exercise of all outstanding Rights) in connection with such consummation as may be necessary to assure that the provisions hereof are thereafter applicable, as nearly as reasonably may be possible, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.

        (b)   For purposes of this Section 13, "Issuer" means (i) in the case of any Flip-over Event described in Sections 13(a)(i) or (ii) above, the Person that is the continuing, surviving, resulting or acquiring Person (including the Company as the continuing or surviving corporation of a transaction described in Section 13(a)(ii) above), and (ii) in the case of any Flip-over Event described in Section 13(a)(iii) above, the Person that is the party receiving the greatest portion of the assets or earning power (including without limitation securities creating any obligation on the part of the Company and/or any of its Subsidiaries) transferred pursuant to such transaction or transactions; provided, however, that, in any such case, (A) if (1) no class of equity security of such Person is, at the time of such merger, consolidation or transaction and has been continuously over the preceding 12-month period, registered pursuant to Section 12 of the Exchange Act, and (2) such Person is a

Subsidiary, directly or indirectly, of another Person, a class of equity security of which is and has been so registered, the term "Issuer" means such other Person; and (B) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, a class of equity security of two or more of which are and have been so registered, the term "Issuer" means whichever of such Persons is the issuer of the equity security having the greatest aggregate market value. Notwithstanding the foregoing, if the Issuer in any of the Flip-over Events listed above is not a corporation or other legal entity having outstanding equity securities, then, and in each such case, (x) if the Issuer is directly or indirectly wholly owned by a corporation or other legal entity having outstanding equity securities, then all references to Common Shares of the Issuer will be deemed to be references to the Common Shares of the corporation or other legal entity having outstanding equity securities which ultimately controls the Issuer, and (y) if there is no such corporation or other legal entity having outstanding equity securities, (I) proper provision will be made so that the Issuer creates or otherwise makes available for purposes of the exercise of the Rights in accordance with the terms of this Agreement, a kind or kinds of security or securities having a fair market value at least equal to the economic value of the Common Shares which each holder of a Right would have been entitled to receive if the Issuer had been a corporation or other legal entity having outstanding equity securities; and (II) all other provisions of this Agreement will apply to the issuer of such securities as if such securities were Common Shares.

        (c)   The Company will not consummate any Flip-over Event if, (i) at the time of or immediately after such Flip-over Event, there are or would be any rights, warrants, instruments or securities outstanding or any agreements or arrangements in effect which would eliminate or substantially diminish the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such Flip-over Event, the stockholders of the Person who constitutes, or would constitute, the Issuer for purposes of Section 13(a) shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates, or (iii) the form or nature of the organization of the Issuer would preclude or limit the exercisability of the Rights. In addition, the Company will not consummate any Flip-over Event unless the Issuer has a sufficient number of authorized Common Shares (or other securities as contemplated in Section 13(b) above) which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior to such consummation the Company and the Issuer have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in subsections (a) and (b) of this Section 13 and further providing that as promptly as practicable after the consummation of any Flip-over Event, the Issuer will:

          (A)  prepare and file a registration statement under the Securities Act with respect to the Rights and the securities issuable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (1) become effective as soon as practicable after such filing and (2) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

          (B)  take all such action as may be appropriate under, or to ensure compliance with, the applicable state securities or "blue sky" laws in connection with the exercisability of the Rights; and

          (C)  deliver to holders of the Rights historical financial statements for the Issuer and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

        (d)   The provisions of this Section 13 will similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Flip-over Event occurs at any time after the occurrence of a Flip-in Event, except for Rights that have become null and void pursuant to Section 11(a)(ii), Rights that shall not have been previously exercised will cease to be exercisable in the manner provided in Section 11(a)(ii) and will thereafter be exercisable in the manner provided in Section 13(a).

        14.    Fractional Rights and Fractional Securities.    (a) The Company will not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company will pay as promptly as practicable to the registered holders of the Right Certificates with regard to which such fractional Rights otherwise would be issuable, an amount in cash equal to the same fraction of the current market value of one Right. For the purposes of this Section 14(a), the current market value of one Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights otherwise would have been issuable. The closing price for any day is the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal quotation system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal quotation system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such market then in use, or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right will mean the fair value thereof as determined in good faith by the Board of Directors of the Company, which determination will be described in a statement filed with the Rights Agent.

        (b)   The Company will not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares or to register fractional Preferred Shares on the stock transfer books of the Company (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement provides that the holders of such depositary receipts have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company may pay to any Person to whom or which such fractional Preferred Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one Preferred Share. For purposes of this Section 14(b), the current market value of one Preferred Share is the closing price of the Preferred Shares (as determined in the same manner as set forth for Common Shares in the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the closing price of the Preferred Shares cannot be so determined, the closing price of the Preferred Shares for such Trading Day will be conclusively deemed to be an amount equal to the closing price of the Common Shares (determined pursuant to the second sentence of Section 11(d)(i)) for such Trading Day multiplied by one hundred (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Shares occurring after the date of this Agreement); provided further, however, that if neither the Common Shares nor the Preferred Shares are publicly held or listed or admitted to trading on any national securities exchange, or the subject of available bid and asked quotes, the current market value of one Preferred Share will mean the fair value thereof as determined in good faith by the Board of Directors of the Company, which determination will be described in a statement filed with the Rights Agent.

        (c)   Following the occurrence of a Triggering Event, the Company will not be required to issue fractions of Common Shares or other securities issuable upon exercise or exchange of the Rights or to distribute certificates which evidence any such fractional securities or to register any such fractional securities on the stock transfer books of the Company. In lieu of issuing any such fractional securities, the Company may pay to any Person to whom or which such fractional securities would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such security. For purposes of this Section 14(c), the current market value of one Common Share or other security issuable upon the exercise or exchange of Rights is the closing price thereof (as determined in the same manner as set forth for Common Shares in the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise or exchange; provided, however, that if neither the Common Shares nor any such other securities are publicly held or listed or admitted to trading on any national securities exchange, or the subject of available bid and asked quotes, the current market value of one Common Share or such other security will mean the fair value thereof as determined in good faith by the Board of Directors of the Company, which determination will mean the fair value thereof as will be described in a statement filed with the Rights Agent.

        (d)   Whenever a payment for fractional Rights or fractional shares of Common Stock or Preferred Stock is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge or any payment for fractional Rights or fractional shares of Common Stock or Preferred Stock under any Section of this Agreement relating to the payment of fractional Rights or fractional shares of Common Stock or Preferred Stock unless and until the Rights Agent shall have received such a certificate and sufficient monies.

        15.    Rights of Action.    All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under any section of this Agreement, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the holder of any Common Shares), may in his own behalf and for his own benefit enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under this Agreement, and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.

        16.    Agreement of Rights Holders.    Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          (a)   Prior to the Distribution Date, the Rights are transferable only in connection with the transfer of the Common Shares;

          (b)   After the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at an office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer, and with the appropriate forms and certificates fully completed and executed;

          (c)   The Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Share) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Share certificate, if any, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent will be affected by any notice to the contrary;

          (d)   Such holder expressly waives any right to receive any fractional Rights and any fractional securities upon exercise or exchange of a Right, except as otherwise provided in Section 14.

          (e)   Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent will have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company will use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

        17.    Right Certificate Holder Not Deemed a Stockholder.    No holder, as such, of any Right Certificate will be entitled to vote, receive dividends, or be deemed for any purpose the holder of Preferred Shares or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor will anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of Directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions of this Agreement or exchanged pursuant to the provisions of Section 24.

        18.    Concerning the Rights Agent.    (a) The Company will pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company will also indemnify the Rights Agent for, and hold it harmless against, any loss, liability, suit, action, proceeding, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith, or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered, or omitted to be taken, by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The costs and expenses incurred in enforcing this right of indemnification or any other provision hereunder shall be paid by the Company. The provisions of this Section 18 and Section 20 below shall survive the termination of this Rights Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

        (b)   The Rights Agent will be authorized and protected and will incur no liability for, or in respect of any action taken, suffered, or omitted to be taken by it in connection with, its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, in reliance upon any Right Certificate or certificate or other notice evidencing Preferred Shares or Common

Shares or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed, and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith unless and until it has received such notice.

        19.    Merger or Consolidation or Change of Name of Rights Agent.    (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the transfer agency business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. The purchase of all or substantially all of the Rights Agent's assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. If at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates will have the full force provided in the Right Certificates and in this Agreement.

        (b)   If at any time the name of the Rights Agent changes and at such time any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates will have the full force provided in the Right Certificates and in this Agreement.

        20.    Duties of Rights Agent.    The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, will be bound:

          (a)   The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or any employee of the Rights Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect to any action taken, suffered or omitted to be taken by it in accordance with such advice or opinion.

          (b)   Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company and delivered to the Rights Agent, and such certificate will be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for it in respect to any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate.

          (c)   The Rights Agent will be liable hereunder only for its own gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action. Any liability of the Rights Agent under this Agreement shall be limited to the amount of annual fees paid by the Company to the Rights Agent.

          (d)   The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

          (e)   The Rights Agent will not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Right Certificate; nor will it be responsible for any adjustment required under the provisions of Sections 11 or 13 (including any adjustment which results in Rights becoming null and void) or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such change or adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of stock or other securities will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

          (f)    The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of its duties under this Agreement.

          (g)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect to any action taken, suffered, or omitted to be taken by it in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

          (h)   The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein will preclude the Rights Agent, any stockholder, affiliate, director, officer or employee of the Rights Agent from acting in any other capacity for the Company or for any other Person.

          (i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers, and employees) or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith, or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). The Rights Agent will not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of Right Certificates.

          (j)    If, with respect to any Right Certificate surrendered to the Rights Agent for exercise, transfer, split up, combination or exchange, either (i) the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, or (ii) any other actual or suspected irregularity exists, the Rights Agent will not take any further action with respect to such requested exercise, transfer, split up, combination or exchange without first consulting with the Company, and will thereafter take further action with respect thereto only in accordance with the Company's written instructions.

          (k)   No provision of this Rights Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

          (l)    The Rights Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, event or determination.

          (m)  Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failure in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

          (n)   Each Person that is a party hereto acknowledges that the Rights Agent is subject to the customer identification program ("Customer Identification Program") requirements under the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify and record information that allows the Rights Agent to identify each such person or entity. Accordingly, the Rights Agent may request information from any such person or entity that will help the Rights Agent to identify such person or entity, including without limitation, as applicable, such person or entity's physical address, tax identification number, organizational documents, certificate of good standing, license to do business, or any other information that the Rights Agent deems necessary. Each person or entity that is a party hereto acknowledges that the Rights Agent must verify each such person or entity's identity in accordance with the Customer Identification Program requirements.

          21.    Change of Rights Agent.    The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 calendar days' notice in writing mailed to the Company and to each transfer agent of the Preferred Shares or the Common Shares known to the Rights Agent by registered or certified mail, and to the holders of the Right

  Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 calendar days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Shares and the Common Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who will, with such notice, submit his Right Certificate for inspection by the Company), then the Rights Agent or registered holder of any Right Certificate may apply, at the expense of the Company, to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, will be (A) a Person organized and doing business under the laws of the United States or of any other state of the United States, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or shareholder services powers and is subject to supervision or examination by federal or state authority and which, alone or with its affiliates, has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million, or (B) an affiliate of such Person described in clause (A) of this sentence. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent will deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose; and, except as the context herein otherwise requires, such successor Rights Agent shall be deemed to be the "Rights Agent" for all purposes of this Agreement. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares or the Common Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

        22.    Issuance of New Right Certificates.    Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors of the Company to reflect any adjustment or change in the Purchase Price per share and the number or kind of securities issuable upon exercise of the Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of Common Shares following the Distribution Date and prior to the Expiration Date, the Company (a) will, with respect to Common Shares so issued or sold pursuant to the exercise, exchange or conversion of securities (other than Rights) issued prior to the Distribution Date which are exercisable or exchangeable for, or convertible into Common Shares, and (b) may, in any other case, if deemed necessary, appropriate or desirable by the Board of Directors of the Company, issue Right Certificates representing an equivalent number of Rights as would have been issued in respect of such Common Shares if they had been issued or sold prior to the Distribution Date, as appropriately adjusted as provided herein as if they had been so issued or sold; provided, however, that (i) no such Right Certificate will be issued if, and to the extent that, in its good faith judgment the Board of Directors of the Company determines that the issuance of such Right Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Right Certificate otherwise would be issued and (ii) no such Right Certificate will be issued if, and to the extent that, appropriate adjustment otherwise has been made in lieu of the issuance thereof.

        23.    Redemption.    (a) Prior to the Expiration Date, the Board of Directors of the Company may, at its option, redeem all but not less than all of the then-outstanding Rights at the Redemption Price at any time prior to the Close of Business on the later of (i) the Distribution Date and (ii) Share Acquisition Date. Any such redemption will be effective immediately upon the action of the Board of Directors of the Company ordering the same, unless such action of the Board of Directors of the Company expressly provides that such redemption will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such redemption will be effective in accordance with the provisions of such action of the Board of Directors of the Company).

        (b)   Immediately upon the effectiveness of the redemption of the Rights as provided in Section 23(a), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price, without interest thereon. Promptly after the effectiveness of the redemption of the Rights as provided in Section 23(a), the Company will publicly announce (with prompt written notice thereof to the Rights Agent) such redemption and, within 10 calendar days thereafter, will give notice of such redemption to the holders of the then-outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Company; provided, however, that the failure to give, or any defect in, any such notice will not affect the validity of the redemption of the Rights. Any notice that is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice. The notice of redemption mailed to the holders of Rights will state the method by which the payment of the Redemption Price will be made. The Company may, at its option, pay the Redemption Price in cash, Common Shares (based upon the current per share market price of the Common Shares (determined pursuant to Section 11(d)) at the time of redemption), or any other form of consideration deemed appropriate by the Board of Directors of the Company (based upon the fair market value of such other consideration, determined by the Board of Directors of the Company in good faith) or any combination thereof. The Company may, at its option, combine the payment of the Redemption Price with any other payment being made concurrently to holders of Common Shares and, to the extent that any such other payment is discretionary, may reduce the amount thereof on account of the concurrent payment of the Redemption Price. If legal or contractual restrictions prevent the Company from paying the Redemption Price (in the form of consideration deemed appropriate by the Board of Directors of the Company) at the time of redemption, the Company will pay the Redemption Price, without interest, promptly after such time as the Company ceases to be so prevented from paying the Redemption Price.

        24.    Exchange.    (a) The Board of Directors of the Company may, at its option, at any time after the later of the Share Acquisition Date and the Distribution Date, exchange all or part of the then-outstanding and exercisable Rights (which will not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii)) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Any such exchange will be effective immediately upon the action of the Board of Directors of the Company ordering the same, unless such action of the Board of Directors of the Company expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board of Directors of the Company). Prior to effecting an exchange pursuant to this Section 24, the Board of Directors of the Company may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors of the Company shall then approve (the "Trust Agreement"). If the Board of Directors of the Company so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the "Trust") all of the Common Shares issuable pursuant to the exchange, and all Persons entitled to receive Common Shares pursuant to the exchange shall be entitled to receive such Common Shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Notwithstanding the foregoing, the Board of Directors of the Company will not be empowered to effect such exchange at any time after any Person (other than the Company or any Related Person), who or which, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the then-outstanding Common Shares.

        (b)   Immediately upon the effectiveness of the exchange of any Rights as provided in Section 24(a), and without any further action and without any notice, the right to exercise such Rights will terminate and the only right with respect to such Rights thereafter of the holder of such Rights will be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. Promptly after the effectiveness of the exchange of any Rights as provided in Section 24(a), the Company will publicly announce (with prompt written notice thereof to the Rights Agent) such exchange and, within 10 calendar days thereafter, will give notice of such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice will not affect the validity of such exchange. Any notice that is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii)) held by each holder of Rights.

        (c)   In any exchange pursuant to this Section 24, the Company, at its option, may substitute for any Common Share exchangeable for a Right (i) equivalent common shares (as such term is used in Section 11(a)(iii)), (ii) cash, (iii) debt securities of the Company, (iv) other assets, or (v) any combination of the foregoing, in any event having an aggregate value, as determined in good faith by the Board of Directors of the Company (which determination will be described in a statement filed with the Rights Agent), equal to the current market value of one Common Share (determined pursuant to Section 11(d)) on the Trading Day immediately preceding the date of the effectiveness of the exchange pursuant to this Section 24.

        25.    Notice of Certain Events.    (a) If, after the Distribution Date, the Company proposes (i) to pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular periodic cash dividend), (ii) to offer to the holders of Preferred Shares rights, options or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of assets or earning power (including, without limitation, securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing more than 50% of the assets and earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons other than the Company or one or more of its wholly owned Subsidiaries, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or reclassification of the Common Shares then, in each such case, the Company will give to each holder of a Right Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action (with a copy thereof to the Rights Agent), which specifies the record date for the purposes of such stock dividend, distribution or offering of rights, options or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the

Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice will be so given, in the case of any action covered by clause (i) or (ii) above, at least 10 calendar days prior to but not including the record date for determining holders of the Preferred Shares for purposes of such action, and, in the case of any such other action, at least 10 calendar days prior to but not including the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever is the earlier.

        (b)   In case any Triggering Event occurs, then, in any such case, the Company will as soon as practicable thereafter give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26, a notice of the occurrence of such event (with a copy thereof to the Rights Agent), which specifies the event and the consequences of the event to holders of Rights.

        (c)   Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date, a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of any Rights or of any Common Shares for purposes of this Agreement.

        26.    Notices.    (a) Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company will be sufficiently given or made if in writing and sent by first class mail, postage prepaid, or overnight delivery service, addressed (until another address is filed in writing with the Rights Agent) as follows:

    The Howard Hughes Corporation
    13355 Noel Rd., 22nd Floor
    Dallas, Texas 75240
    Attention: General Counsel

        (b)   Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent will be sufficiently given or made if in writing and sent by first-class mail, postage prepaid, or overnight delivery service, addressed (until another address is filed in writing with the Company) as follows:

    Computershare Trust Company, N.A.
    2 North LaSalle Street—3rd Floor
    Chicago, IL 60602
    Attention: Georg Drake

    with a copy to:

    Computershare Trust Company, N.A.
    480 Washington Boulevard
    Jersey City, New Jersey 07310
    Attention: General Counsel

        (c)   Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, if prior the Distribution Date, to the holder of any Common Shares) will be sufficiently given or made if in writing and sent by first-class mail, postage prepaid, or overnight delivery service, addressed to such holder at the address of such holder as shown on the registry books of the Company.

        27.    Supplements and Amendments.    Prior to the time at which the Rights cease to be redeemable pursuant to Section 23, and subject to the third to last sentence of this Section 27, the Company may in its sole and absolute discretion, and the Rights Agent will if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights or Common Shares. From and after the time at which the Rights cease to be redeemable pursuant to Section 23, and subject to the penultimate sentence of this Section 27, the Company may, and the

Rights Agent will if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights or Common Shares in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to supplement or amend the provisions hereunder in any manner which the Company may deem desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment shall cause the Rights again to become redeemable or cause this Agreement again to become supplementable or amendable otherwise than in accordance with the provisions of this sentence. Without limiting the generality or effect of the foregoing, this Agreement may be supplemented or amended to provide for such voting powers for the Rights and such procedures for the exercise thereof, if any, as the Board of Directors of the Company may determine to be appropriate. Upon the delivery of a certificate from an appropriate officer of the Company, which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent will execute such supplement or amendment; provided, however, that any supplement or amendment shall become valid and effective immediately upon execution by the Company, whether or not such supplement or amendment is also executed by the Rights Agent; provided, however, the Rights Agent will not be bound by any supplement or amendment not executed by it. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment may be made which decreases the stated Redemption Price to an amount less than $0.001 per Right. Notwithstanding anything in this Agreement to the contrary, the limitations on the ability of the Board of Directors of the Company to amend this Agreement set forth in this Section 27 shall not affect the power or ability of the Board of Directors of the Company to take any other action that is consistent with its fiduciary duties under Delaware law, including without limitation accelerating or extending the Expiration Date or making any other amendment to this Agreement that is permitted by this Section 27 or adopting a new stockholder rights plan with such terms as the Board of Directors of the Company determines in its sole discretion to be appropriate. Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent's own rights, duties, obligations or immunities under this Agreement.

        28.    Successors; Certain Covenants.    All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent will be binding on and inure to the benefit of their respective successors and assigns hereunder.

        29.    Benefits of This Agreement.    Nothing in this Agreement will be construed to give to any Person other than the Company, the Rights Agent, and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement. This Agreement will be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Right Certificates (or prior to the Distribution Date, the Common Shares).

        30.    Governing Law.    This Agreement, each Right and each Right Certificate issued hereunder will be deemed to be a contract made under the internal substantive laws of the State of Delaware and for all purposes will be governed by and construed in accordance with the internal substantive laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state, without regard to the principles or rules concerning conflicts of laws which might otherwise require application of the substantive laws of another jurisdiction. The Company and each holder of Rights hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court shall lack subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement. The Company and each holder of Rights acknowledge that the forum designated by this Section 30 has a reasonable relation to this Agreement and to such Persons' relationship with one another. The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 30. The Company and each holder of Rights undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 30. The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.

        31.    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately. Nothing contained in this Section 31 will affect the ability of the Company under the provisions of Section 27 to supplement or amend this Agreement to replace such invalid, void or unenforceable term, provision, covenant or restriction with a legal, valid and enforceable term, provision, covenant or restriction.

        32.    Descriptive Headings, Etc.    Descriptive headings of the several Sections of this Agreement are inserted for convenience only and will not control or affect the meaning or construction of any of the provisions hereof. Unless otherwise expressly provided, references herein to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of or to this Agreement.

        33.    Determinations and Actions by the Board.    For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, will be made in accordance with, as the Board of Directors of the Company deems to be applicable, the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382 of the Code, or any successor provision or replacement provision. The Board of Directors of the Company will have the exclusive power and authority to administer this Agreement and to exercise or refrain from exercising all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including without limitation the right and power (i) to interpret the provisions of this Agreement (including without limitation Section 27, this Section 33 and other provisions hereof relating to its powers or authority hereunder) and (ii) to make all determinations deemed necessary or advisable for the administration of this Agreement (including without limitation any determination contemplated by Section 1(a) or any determination as to whether particular Rights shall have become null and void). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, any omission with respect to any of the foregoing) which are done or made by the Board of Directors of the Company in good faith will (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject the Board of Directors of the Company to any liability to any Person, including without limitation the Rights Agent and the holders of the Rights. The Rights Agent is entitled always to assume that the Company's Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

        34.    Effective Time.    Notwithstanding anything in this Agreement to the contrary, this Agreement will not be effective until the Effective Time.

        35.    Counterparts.    This Agreement may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute but one and the same instrument. A signature to this Agreement transmitted electronically will have the same authority, effect and enforceability as an original signature.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

THE HOWARD HUGHES CORPORATION
By:	/s/ GRANT HERLITZ
	Name:	Grant Herlitz
	Title:	President
COMPUTERSHARE TRUST COMPANY, N.A.
By:	/s/ PETER SABLICH
	Name:	Peter Sablich
	Title:	Vice-President

ANNEX C

AMENDMENT NO. 1 TO SECTION 382 RIGHTS AGREEMENT

        Amendment No. 1, dated as of February 26, 2015 (this "Amendment"), to the Section 382 Rights Agreement, dated as of February 27, 2012 (the "Rights Agreement"), by and between The Howard Hughes Corporation (the "Company") and Computershare Trust Company, N.A., as rights agent (the "Rights Agent").

RECITALS

        A.    Pursuant to Section 27 of the Rights Agreement, prior to the time at which the Rights cease to be redeemable, and subject to the third to last sentence of Section 27 of the Rights Agreement, the Company may in its sole and absolute discretion, and the Rights Agent will if the Company so directs, supplement or amend any provision of the Rights Agreement in any respect in accordance with the provisions of such Section.

        B.    The Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to amend the Rights Agreement as set forth in this Amendment.

        C.    The Rights are currently redeemable, and pursuant to the terms of the Rights Agreement and in accordance with Section 27 of the Rights Agreement, the Company has directed that the Rights Agreement be amended as set forth in this Amendment, and hereby directs the Rights Agent to execute this Amendment.

AGREEMENT

        NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth in the Rights Agreement and in this Amendment, the parties hereto hereby amend the Rights Agreement as follows:

          1.     Section 1(x) of the Rights Agreement is hereby amended and restated in its entirety as follows:

            "(x) "Expiration Date" means the earliest of (i) the Close of Business on the sixth anniversary of the Record Date, (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which all exercisable Rights are exchanged as provided in Section 24, (iv) the Close of Business on the effective date of the repeal of Section 382 of the Code or any successor or replacement provision if the Board of Directors of the Company determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (v) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no Tax Benefits may be carried forward, and (vi) the Close of Business on the first Business Day following the certification of the voting results of the Company's 2015 annual meeting of stockholders, if Stockholder Approval has not been obtained prior to such date."

          2.     Section 1(yy) of the Rights Agreement is hereby amended and restated in its entirety as follows:

            "(yy)  "Stockholder Approval" means the approval of Amendment No. 1, dated as of February 26, 2015 (the "Amendment"), to this Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding Common Shares of the Company present in person or represented by proxy at a duly called meeting of stockholders of the Company (or any adjournment or postponement thereof) and entitled to vote on a proposal to approve the Amendment."

          3.     Exhibits B and C to the Rights Agreement are deemed amended in a manner consistent with this Amendment.

          4.     Capitalized terms used without other definition in this Amendment are used as defined in the Rights Agreement.

          5.     This Amendment will be deemed to be a contract made under the internal substantive laws of the State of Delaware and for all purposes will be governed by and construed in accordance with the internal substantive laws of such State applicable to contracts to be made and performed entirely within such State.

          6.     The Rights Agreement will not otherwise be supplemented or amended by virtue of this Amendment, but will remain in full force and effect.

          7.     This Amendment may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute but one and the same instrument. A signature to this Agreement transmitted electronically will have the same authority, effect and enforceability as an original signature.

          8.     This Amendment will be effective as of the date first above written and all references to the Rights Agreement will, from and after such time, be deemed to be references to the Rights Agreement as amended hereby.

          9.     The undersigned officer of the Company, being duly authorized on behalf of the Company, hereby certifies in his or her capacity as an officer on behalf of the Company to the Rights Agent that this Amendment is in compliance with the terms of Section 27 of the Rights Agreement.

          10.   By its execution and delivery hereof, the Company directs the Rights Agent to execute this Amendment.

[Signatures appear on the following page]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

THE HOWARD HUGHES CORPORATION
By:	/s/ GRANT HERLITZ
	Name:	Grant Herlitz
	Title:	President
COMPUTERSHARE TRUST COMPANY, N.A.
By:	/s/ DENNIS V. MOCCIA
	Name:	Dennis V. Moccia
	Title:	Manager, Contract Administration

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000236934_1 R1.0.0.51160 THE HOWARD HUGHES CORPORATION 13355 NOEL ROAD, 22nd Floor DALLAS, TX 75240 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: For Against Abstain 1. Election of Directors 01 William Ackman 02 Adam Flatto 03 Jeffrey Furber 04 Gary Krow 05 Allen Model 06 R. Scot Sellers 07 Steven Shepsman 08 Burton M. Tansky 09 Mary Ann Tighe 10 David R. Weinreb The Board of Directors recommends you vote FOR proposals 2, 3 and 4: For Against Abstain 2 Advisory vote to approve named executive officer compensation. 3 The approval of an amendment to extend the term of the Company's Section 382 Rights Agreement for three years. 4 The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000236934_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . THE HOWARD HUGHES CORPORATION Annual Meeting of Stockholders May 21, 2015 9:00 A.M. This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Grant D. Herlitz and Peter F. Riley, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of THE HOWARD HUGHES CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 9:00 a.m., local time, on Thursday, May 21, 2015, at The Woodlands Resort & Conference Center, 2301 North Millbend Drive, The Woodlands, Texas 77380, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy authorizes Grant D. Herlitz and Peter F. Riley to vote at their discretion on any other matter that may properly come before the meeting or any adjournment or postponement of the meeting. Continued and to be signed on reverse side Annual Meeting of Stockholders The Woodlands Resort & Conference Center 2301 North Millbend Drive, The Woodlands, Texas 77380 Thursday, May 21, 2015 Meeting begins promptly at 9:00 a.m. local time Please plan to arrive early as there will be No admission after the meeting begins To attend the meeting, please present this admission ticket and photo identification at the registration desk upon arrival